DRAFT: (1) {circle}.01.04



                          FOURTH ISSUER DEED OF CHARGE




                                DATED [{circle}]



                         PERMANENT FINANCING (NO. 4) PLC
                                       AND
                              THE BANK OF NEW YORK
                                       AND
                                   HALIFAX PLC
                                       AND
                                 CITIBANK, N.A.
                                       AND
                         CITIBANK, N.A., NEW YORK BRANCH
                                       AND
                THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
                                       AND
                      STRUCTURED FINANCE MANAGEMENT LIMITED
                                       AND
                             [ISSUER SWAP PROVIDERS]







                                 ALLEN & OVERY
                                     London

                                   CONTENTS

CLAUSE                                                                     PAGE

1.    Interpretation...........................................................2
2.    Fourth Issuer's Covenant to Pay..........................................3
3.    Security and Declaration of Trust........................................3
4.    Release of Fourth Issuer Charged Property................................5
5.    Payments  out  of  the Fourth Issuer Accounts, Authorised Investments
      and Application of Cash prior to Enforcement.............................6
6.    Payments out of the Fourth Issuer Accounts upon Enforcement..............8
7.    Conflict................................................................17
8.    The Security Trustee's Powers...........................................18
9.    Receiver................................................................21
10.   Protection of Third Parties.............................................24
11.   Protection of Security Trustee and Receiver.............................24
12.   Expenses and Indemnity..................................................25
13.   Protection of Security..................................................27
14.   Crystallisation.........................................................27
15.   Power of Attorney, etc..................................................29
16.   Other Security, etc.....................................................29
17.   Avoidance of Payments...................................................30
18.   Set Off.................................................................31
19.   Execution of Documents..................................................31
20.   Exercise of Certain Rights..............................................31
21.   Covenants and Warranties................................................33
22.   Supplements to the Trustee Acts.........................................37
23.   Supplemental provisions regarding the Security Trustee..................43
24.   Remuneration and Indemnification of the Security Trustee................47
25.   Appointment of New Security Trustee and removal of Security Trustee.....48
26.   Retirement of Security Trustee..........................................50
27.   Trust Indenture Act prevails............................................50
28.   Notices and Demands.....................................................50
29.   Further Provisions......................................................52
30.   Choice of Law...........................................................53

SCHEDULE

1.    Power of Attorney.......................................................60
2.    Form of Notice of Assignment and Consent to Assignment..................62


Signatories...................................................................55

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THIS THIRD ISSUER DEED OF CHARGE is made on [{circle}], 2004

BETWEEN:

(1) PERMANENT FINANCING (NO. 4) PLC, (registered number 4988201) a public limited company incorporated under the laws of England and Wales whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the FOURTH ISSUER);

(2) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at 48th Floor, One Canada Square, London E14 5AL acting in its capacity as the Security Trustee;

(3) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at 48th Floor, One Canada Square, London E14 5AL acting in its capacity as the Note Trustee;

(4) CITIBANK, N.A., acting through its office is at 5 Carmelite Street, London EC4Y 0PA and acting in its capacity as the Agent Bank;

(5) CITIBANK, N.A., acting through its office is at 5 Carmelite Street, London EC4Y 0PA and acting in its capacity as the Principal Paying Agent;

(6) CITIBANK, N.A., acting through its office is at 5 Carmelite Street, London EC4Y 0PA and acting in its capacity as the Registrar;

(7) CITIBANK, N.A., acting through its office is at 5 Carmelite Street, London EC4Y 0PA and acting in its capacity as the Transfer Agent;

(8) HALIFAX PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG acting in its capacity as the Fourth Issuer Cash Manager;

(9) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, established by an Act of the Parliament of Scotland in 1695, as amended, acting through its office situated at 16 Wellington Street, Leeds LS1 4LT, and acting in its capacity as the Fourth Issuer Account Bank;

(10) CITIBANK, N.A., NEW YORK BRANCH, whose principal office is at 14th Floor, Zone 3, 111 Wall Street, New York, New York 10043 acting in its capacity as the U.S. Paying Agent;

(11)  [ISSUER SWAP PROVIDER(S)]; and

(12) STRUCTURED FINANCE MANAGEMENT LIMITED, (registered number 3853947), whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE acting in its capacity as the Corporate Services Provider under the terms of the Fourth Issuer Corporate Services Agreement.

WHEREAS:

(A) This Deed secures and will secure, inter alia, the Fourth Issuer Secured Obligations.

(B) The Fourth Issuer will on the date of this Deed issue the Fourth Issuer Notes pursuant to the Fourth Issuer Trust Deed.

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(C)   By  the Fourth Issuer Paying Agent and Agent Bank Agreement,  the  Paying
      Agents and the Agent Bank have agreed to provide certain agency services on behalf of the Fourth Issuer for the benefit of the Noteholders.

(D) By the Fourth Issuer Cash Management Agreement, the Fourth Issuer Cash Manager has agreed to act as cash manager and to provide certain administration and cash management services to the Fourth Issuer.

(E) By the Fourth Issuer Bank Account Agreement, the Fourth Issuer Account Bank has agreed to provide certain bank account services to the Fourth Issuer.

(F) By the Series 1 Fourth Issuer Swap Agreements, each Series 1 Fourth Issuer Swap Provider has agreed to enter into dollar/sterling currency swaps with the Fourth Issuer in relation to the Series 1 Fourth Issuer Notes.

(G) By the Series 2 Fourth Issuer Swap Agreements, each Series 2 Fourth Issuer Swap Provider has agreed to enter into dollar/sterling currency swaps with the Fourth Issuer in relation to the Series 2 Fourth Issuer Notes.

(H) By the Series 3 Fourth Issuer Swap Agreements, each Series 3 Fourth Issuer Swap Provider has agreed to enter into dollar/sterling currency swaps with the Fourth Issuer in relation to the Series 3 Fourth Issuer Notes.

(I) By the Series 4 Fourth Issuer Swap Agreements, the Series 4 Fourth Issuer Swap Provider has agreed to enter into euro/sterling currency swaps with the Fourth Issuer in relation to the Series 4 Class A1 Fourth Issuer Notes, the Series 4 Class B Fourth Issuer Notes and the Series 4 Class C Fourth Issuer Notes.

(J) By the Series 5 Fourth Issuer Swap Agreements, the Series 5 Fourth Issuer Currency Swap Provider has agreed to enter into euro/sterling currency swaps with the Fourth Issuer in relation to the Series 5 Class B Fourth Issuer Notes and the Series 5 Class C Fourth Issuer Notes.

(K) By the Series 5 Class A Fourth Issuer Swap Agreement, the Series 5 Class A Fourth Issuer Swap Provider has agreed to enter into an interest rate swap with the Fourth Issuer in relation to the Series 5 Class A Fourth Issuer Notes.

(L) By the Fourth Issuer Corporate Services Agreement, the Corporate Services Provider has agreed to act as corporate services provider to the Fourth Issuer.

IT IS AGREED as follows:

1.    INTERPRETATION

      The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Deed and dated [{circle}], 2004 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER
      DEFINITIONS AND CONSTRUCTION SCHEDULE) and the fourth issuer master definitions and construction schedule signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood on
      [{circle}], 2004, (as the same may be amended, varied or supplemented from time to time) (the FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) and the Fourth Issuer Master Definitions and Construction

                                       2

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      Schedule shall, except  where  the  context  otherwise  requires and save where otherwise defined herein, have the same meanings in this Deed and this Deed shall be construed in accordance with the interpretation provisions set out in CLAUSE 2 (Interpretation and Construction) of the Fourth Issuer Master Definitions and Construction Schedule.

2.    FOURTH ISSUER'S COVENANT TO PAY

      The Fourth Issuer covenants with and undertakes to the Security Trustee for itself and on trust for the Fourth Issuer Secured Creditors that it will, subject to the provisions of the Fourth Issuer Transaction
      Documents:

      (a) duly and punctually pay and discharge all monies and liabilities whatsoever which now are or at any time hereafter may (whether before or after demand) become due and payable to the Security Trustee (whether for its own account or as trustee for the Fourth Issuer Secured Creditors) or any of the other Fourth Issuer Secured Creditors by the Fourth Issuer whether actually or contingently, under this Deed or any other Fourth Issuer Transaction Document; and

      (b) observe, perform and satisfy all its other obligations and liabilities under this Deed and/or any other Fourth Issuer Transaction Document.

3.    SECURITY AND DECLARATION OF TRUST

3.1   CONTRACTUAL RIGHTS

      The Fourth Issuer, by way of first fixed security for the payment or discharge of the Fourth Issuer Secured Obligations, subject to CLAUSE 4 (Release of Fourth Issuer Charged Property), hereby assigns to the Security Trustee all of its right, title, interest and benefit, present and future, in, to and under the Fourth Issuer Transaction Documents including, without limitation, all rights to receive payment of any amounts which may become payable to the Fourth Issuer thereunder and all payments received by the Fourth Issuer thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereof.

3.2   FOURTH ISSUER ACCOUNTS

      The Fourth Issuer, by way of first fixed security for the payment or discharge of the Fourth Issuer Secured Obligations, subject to CLAUSE 4 (Release of Fourth Issuer Charged Property), hereby assigns to the Security Trustee all its right, title, interest and benefit, present and future, in and to all moneys now or at any time hereafter standing to the credit of the Fourth Issuer Accounts, together with all interest accruing from time to time thereon and the debt represented thereby.

3.3   AUTHORISED INVESTMENTS

      The Fourth Issuer, by way of first fixed security for the payment or discharge of the Fourth Issuer Secured Obligations, subject to CLAUSE 4 (Release of Fourth Issuer Charged Property), hereby charges by way of first fixed charge in favour of the Security Trustee all its right, title, interest and benefit, present and future, in and to such Authorised Investments to be made from time to time by or on behalf of the Fourth Issuer using moneys standing to the credit of the Fourth Issuer Accounts and all moneys, income and proceeds payable thereunder or

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

      accrued thereon and the benefit of all covenants relating thereto and all rights and remedies for enforcing the same.

3.4   FLOATING CHARGE

      The Fourth Issuer, by way of security for the payment or discharge of the Fourth Issuer Secured Obligations, subject to CLAUSE 4 (Release of Fourth Issuer Charged Property), hereby charges to the Security Trustee by way of first floating charge the whole of its undertakings and all its property and assets whatsoever and wheresoever, present and future, including without limitation its uncalled capital, other than any property or assets from time to time or for the time being by CLAUSES 3.1 (Contractual Rights) to CLAUSE 3.3 (Authorised Investments) (inclusive) effectively charged by way of fixed charge or otherwise effectively assigned as security. The floating charge hereby created is a qualifying floating charge for the purpose of paragraph 14 of Schedule B1 of the Insolvency Act 1986.

3.5   FULL TITLE GUARANTEE

      Each of the dispositions, assignments or charges over property effected in or pursuant to CLAUSES 3.1 (Contractual Rights) to 3.4 (Floating Charge) (inclusive) is made with full title guarantee.

3.6   ACKNOWLEDGEMENTS AND UNDERTAKINGS

      Each of the Fourth Issuer Secured Creditors hereby acknowledges the assignments, charges and other security interests made or granted by the foregoing provisions of this CLAUSE 3 and undertakes to the Security Trustee not to do anything inconsistent with the security given under or pursuant to this Deed or knowingly to prejudice the security granted to the Security Trustee pursuant to this CLAUSE 3 or the Fourth Issuer Charged Property or the Security Trustee's interest therein provided that, without prejudice to CLAUSE 9 (Receiver), nothing in this Deed shall be construed as limiting the rights exercisable by the aforesaid parties in accordance with the terms of the Fourth Issuer Transaction Documents.

3.7   DECLARATION OF TRUST

      Each of the Fourth Issuer Secured Creditors hereby declares the Security Trustee, and the Security Trustee hereby declares itself, trustee of all the covenants, undertakings, charges, assignments, assignations and other security interests made or given or to be made or given under or pursuant to this Deed and the other Fourth Issuer Transaction Documents for the Fourth Issuer Secured Creditors in respect of the Fourth Issuer Secured Obligations owed to each of them respectively upon and subject to the terms and conditions of this Deed.

3.8   SECURITY TRUSTEE'S DISCRETION

      Subject to CLAUSE 23.6 (Consent of Security Trustee), without prejudice to the rights of the Security Trustee after the security created under this Deed has become enforceable, the Fourth Issuer hereby authorises the Security Trustee, prior to the security created by this Deed becoming enforceable, to exercise, or refrain from exercising, all rights, powers, authorities, discretions and remedies under or in respect of the Fourth Issuer Transaction Documents referred to in CLAUSE 3.1 (Contractual Rights) in such manner as the Security Trustee in its absolute discretion shall think fit. For the avoidance of doubt, the Security Trustee shall not be required to have regard to the interests of the Fourth Issuer in the exercise or non-exercise of any such rights, powers, authorities, discretions and remedies or to comply with any direction given by the Fourth Issuer in relation thereto.

4.    RELEASE OF FOURTH ISSUER CHARGED PROPERTY

4.1   PRIOR TO PAYMENT OR DISCHARGE OF FOURTH ISSUER SECURED OBLIGATIONS

(a) Except to the extent expressly provided in this CLAUSE 4, the Security Trustee shall, release, reassign or discharge the Fourth Issuer Charged Property or any part thereof only upon receipt of a written request from the Fourth Issuer accompanied by (i) an Officers' Certificate and (ii) certificates of independent parties in accordance with Sections 314(c) and 314(d)(1) of the Trust Indenture Act (the INDEPENDENT CERTIFICATES) or an Opinion of Counsel to the effect that the Trust Indenture Act does not require any such Independent Certificates;

(b) Prior to the release of any part of the Fourth Issuer Charged Property, the Fourth Issuer shall, in addition to any obligation imposed in this CLAUSE 4.1 or elsewhere in this Deed, furnish to the Security Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value of that part of the Fourth Issuer Charged Property to be so released. The officers so certifying may consult with, and may conclusively rely upon a certificate as to the fair value of such property provided to such officers by an internationally recognised financial institution with expertise in such matters;

(c) Whenever the Fourth Issuer is required to furnish to the Security Trustee an Officers' Certificate certifying or stating the opinion of any signatory thereof as to the matters described in the preceding paragraph, the Fourth Issuer shall also deliver to the Security Trustee an Independent Certificate as to the same matters, if the fair value of that part of the Fourth Issuer Charged Property to be so released (and of all other such property made the basis of any such release since the commencement of the Third Issuer's then current fiscal year, as set forth in the certificates delivered pursuant to this CLAUSE 4.1), is 10 per cent. or more of the Principal Amount Outstanding of the Fourth Issuer Notes, but such Independent Certificate need not be furnished with respect to any property so released if the fair value thereof as set forth in the related Officers' Certificate is less than U.S.$25,000 or less than one per cent. of the Principal Amount Outstanding of the Fourth Issuer Notes;

(d) Whenever any part of the Fourth Issuer Charged Property is to be released from the security constituted by this Deed, the Fourth Issuer shall also furnish to the Security Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate that in the opinion of such person the proposed release will not impair the security under this Deed in contravention of the provisions hereof; and

(e) Notwithstanding anything to the contrary contained herein, the Fourth Issuer may (i) make cash payments out of the Fourth Issuer Account relating to the Fourth Issuer Notes as and to the extent permitted or required by the Fourth Issuer Transaction Documents and (ii) take any other action permitted or required by the Fourth Issuer Transaction Documents not inconsistent with the Trust Indenture Act.

4.2   ON PAYMENT OR DISCHARGE OF FOURTH ISSUER SECURED OBLIGATIONS

      Upon the irrevocable and unconditional payment or discharge (or any combination of the foregoing) of all the Fourth Issuer Secured Obligations, the Security Trustee shall, at the written request and cost of the Fourth Issuer, release, reassign or discharge the Fourth Issuer Charged Property to, or to the order of, the Fourth Issuer.

4.3   DISPOSAL OF AUTHORISED INVESTMENTS

      Upon the Fourth Issuer Cash Manager, on behalf of the Fourth Issuer and the Security Trustee, making a disposal of any Authorised Investment charged pursuant to CLAUSE 3.3

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      (Authorised  Investments),  the Security Trustee shall, if so requested in writing by and at the sole cost and expense (on an indemnity basis) of the Fourth Issuer, but without being responsible for any loss, costs, claims or liabilities whatsoever occasioned and howsoever arising by so acting upon such request, release, reassign or discharge from the encumbrances constituted by this Deed the relevant Authorised Investments, provided that the proceeds of such disposal are paid into an account charged pursuant to CLAUSES 3.2 (Fourth Issuer Accounts) in accordance with CLAUSE
      5.5 (Authorised Investments).

4.4   WITHDRAWALS FROM FOURTH ISSUER ACCOUNTS

      From time to time there shall be deemed to be released from the encumbrances constituted by this Deed all amounts which the Fourth Issuer Cash Manager, on behalf of the Fourth Issuer and the Security Trustee, is permitted to withdraw from the Fourth Issuer Accounts pursuant to CLAUSES
      5.2 (Pre-Enforcement Priorities of Payment) and CLAUSE 5.3 (Payments under the Fourth Issuer Cash Management Agreement) and any such release will take effect immediately upon the relevant withdrawal being made provided that where the relevant amount is transferred to another bank account of the Fourth Issuer such bank account shall thereupon become subject to the encumbrances constituted by this Deed.

5. PAYMENTS OUT OF THE FOURTH ISSUER ACCOUNTS, AUTHORISED INVESTMENTS AND APPLICATION OF CASH PRIOR TO ENFORCEMENT

5.1   FOLLOWING SERVICE OF A FOURTH ISSUER NOTE ACCELERATION NOTICE

      No payment, transfer or withdrawal from the Fourth Issuer Accounts may be made under this CLAUSE 5 at any time after a Fourth Issuer Note Acceleration Notice has been served in respect of the Fourth Issuer.

5.2   PRE-ENFORCEMENT PRIORITIES OF PAYMENT

      Notwithstanding the security rights created by or pursuant to CLAUSE 3 (Security and Declaration of Trust), but prior to the service of a Fourth Issuer Note Acceleration Notice on the Fourth Issuer, the Fourth Issuer Cash Manager, on behalf of the Fourth Issuer and the Security Trustee, shall:

      (a) withdraw, or shall instruct the Fourth Issuer Account Bank or cause the Fourth Issuer Account Bank to be instructed, to withdraw (unless the intended recipient of the relevant payment agrees otherwise) moneys from the Fourth Issuer Accounts (subject to CLAUSE 5.8 (VAT) below) to be applied in the order of priority on the specified dates (and in each case only if and to the extent that payments or provisions of a higher order of priority have been made in full and to the extent that such withdrawal does not cause the Fourth Issuer Accounts to become overdrawn) as set out in Schedule 2 of the Fourth Issuer Cash Management Agreement (the FOURTH ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS); and

      (b) instruct the Fourth Issuer Swap Providers to pay to the specified bank account of the Principal Paying Agent amounts due to be paid on dates specified in the Fourth Issuer Swap Agreements.

5.3   PAYMENTS UNDER THE FOURTH ISSUER CASH MANAGEMENT AGREEMENT

      Notwithstanding the security rights created by or pursuant to CLAUSE 3 (Security and Declaration of Trust), but prior to the service of a Fourth Issuer Note Acceleration Notice on the Fourth Issuer, the Fourth Issuer Cash Manager, on behalf of the Fourth Issuer and the

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      Security  Trustee,  shall  withdraw, or shall instruct the Fourth  Issuer
      Account Bank or cause the Fourth Issuer Account Bank to be instructed, to withdraw (unless the intended recipient of the relevant payment agrees otherwise) moneys from the Fourth Issuer Accounts for application on any Business Day in making any payments due to be made subject to and in accordance with the Fourth Issuer Cash Management Agreement (but only to the extent that such withdrawal does not cause the Fourth Issuer Accounts to become overdrawn).

5.4   INVESTMENTS IN AUTHORISED INVESTMENTS

      The Security Trustee may request the Fourth Issuer Cash Manager to (or the Fourth Issuer Cash Manager may request the Security Trustee to) invest in the names of the Security Trustee and the Fourth Issuer, jointly, moneys standing from time to time and at any time standing to the credit of the Fourth Issuer Accounts in Authorised Investments in accordance with the following provisions:

      (a) any costs properly and reasonably incurred in making and changing investments will be reimbursed to the Fourth Issuer Cash Manager and the Security Trustee; and

      (b) all income or proceeds following the disposal or maturity of Authorised Investments shall be credited to the Fourth Issuer Accounts.

5.5   AUTHORISED INVESTMENTS

      Notwithstanding the security rights created by or pursuant to CLAUSE 3 (Security and Declaration of Trust), Authorised Investments may, on any Business Day, be sold or redeemed or disposed of or realised or otherwise deposited subject always to the other provisions hereof (including without limitation CLAUSES 3.3 (Authorised Investments) and 4.3 (Disposal of Authorised Investments)).

5.6   MANAGEMENT AND APPLICATION OF FUNDS

      The Fourth Issuer shall take or cause to be taken such action as may from time to time be necessary on its part to ensure that the Fourth Issuer Accounts shall from time to time be credited with all amounts received by the Fourth Issuer and falling within any of the following categories:

      (a) amounts received by the Fourth Issuer from or on behalf of Funding 1 pursuant to the provisions of the Fourth Issuer Intercompany Loan Agreement;

      (b)    interest received on the Fourth Issuer Accounts;

      (c) amounts received by the Fourth Issuer from the Swap Providers under the Swap Agreements;

      (d) the proceeds arising from the disposal of any Authorised Investments and any and all income or other distributions received by the Fourth Issuer in respect thereof or arising from the proceeds of any Authorised Investments;

      (e) amounts received by the Fourth Issuer from the Security Trustee in its capacity as security trustee under the Funding 1 Deed of Charge or a Receiver following the service of an Intercompany Loan Acceleration Notice; and

      (f) such other payments received by the Fourth Issuer as are, or ought in accordance with this Deed to be, comprised in the Fourth Issuer Charged Property.

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5.7   ENFORCEMENT WHEN NOT ALL AMOUNTS DUE AND PAYABLE

      If the Security Trustee enforces the Fourth Issuer Security at a time when either no amounts or not all amounts owing in respect of the Fourth Issuer Secured Obligations have become due and payable, the Security Trustee (or a Receiver) may, for so long as no such amounts or not all such amounts have become due and payable, pay any monies referred to in CLAUSE 6 (Payments out of the Fourth Issuer Accounts Upon Enforcement) into, and retain such monies in, an interest-bearing account (a RETENTION ACCOUNT) to be held by it as security and applied by it in accordance with CLAUSE 6 (Payments out of the Fourth Issuer Accounts Upon Enforcement) as and when any of the amounts referred to therein become due and payable.

5.8   VAT

      If any sums which are payable by the Fourth Issuer under CLAUSE 5.2 (Pre-Enforcement Priorities of Payments) or CLAUSE 6 (Payments out of Fourth Issuer Accounts upon Enforcement) of this Deed are subject to VAT, the Fourth Issuer shall make payment of the amount in respect of VAT to the relevant person in accordance with the order of priorities set out in those clauses.

6.    PAYMENTS OUT OF THE FOURTH ISSUER ACCOUNTS UPON ENFORCEMENT

6.1   AFTER A FOURTH ISSUER NOTE ACCELERATION NOTICE

      From and including the time when a Fourth Issuer Note Acceleration Notice (which has not been withdrawn) has been served on the Fourth Issuer:

      (a) no amount may be withdrawn from the Fourth Issuer Accounts without the prior written consent of the Security Trustee; and

      (b) if not already crystallised, any charge created under or pursuant to this Deed, which is a floating charge, shall immediately and without further action on the part of the Security Trustee, crystallise.

6.2   PAYMENT OF FOURTH ISSUER REVENUE  RECEIPTS  AFTER  SERVICE  OF  A  FOURTH
      ISSUER   NOTE  ACCELERATION  NOTICE  BUT  PRIOR  TO  THE  SERVICE  OF  AN
      INTERCOMPANY LOAN ACCELERATION NOTICE

      From and including the time when a Fourth Issuer Note Acceleration Notice has been served on the Fourth Issuer but prior to the service of an Intercompany Loan Acceleration Notice, all Fourth Issuer Revenue Receipts received or recovered by the Security Trustee or any Receiver for the benefit of the Fourth Issuer Secured Creditors in respect of the Fourth Issuer Secured Obligations shall be held by the Security Trustee or any Receiver, as the case may be, on trust to be applied in accordance with CLAUSES 5.2 (Pre-Acceleration Priorities of Payment) to 5.6 (Management and Application of Funds) (inclusive) and 5.7 (Enforcement when not all Amounts due and payable) but as if:

      (a) each of the references in the Fourth Issuer Pre-Enforcement Revenue Priority of Payments to the Security Trustee included a reference to any Receiver appointed by the Security Trustee;

      (b)    any  reference  in  the  Fourth  Issuer  Pre-Enforcement   Revenue
             Priority of Payments to an amount payable by the Fourth Issuer which is not a Fourth Issuer Secured Obligation were deleted; and

      (c) CLAUSE 5.2 (Pre-Enforcement Priorities of Payment) and the Fourth Issuer Pre-Enforcement Revenue Priority of Payments were expressed to be subject to the provisions of CLAUSE 5.7 (Enforcement When Not All Amounts Due and Payable).

6.3 PAYMENT OF FOURTH ISSUER PRINCIPAL RECEIPTS AFTER SERVICE OF A FOURTH ISSUER NOTE ACCELERATION NOTICE BUT PRIOR TO THE SERVICE OF A FOURTH ISSUER INTERCOMPANY LOAN ACCELERATION NOTICE

      From and including the time when a Fourth Issuer Note Acceleration Notice has been served on the Fourth Issuer but prior to the service of an Intercompany Loan Acceleration Notice, all Fourth Issuer Principal Receipts received or recovered by the Security Trustee or any Receiver for the benefit of the Fourth Issuer Secured Creditors in respect of the Fourth Issuer Secured Obligations shall be held by it on trust to be applied (save to the extent required otherwise by law) on each Interest Payment Date in the following order of priority (in each case only if and to the extent that payments or provisions of a higher order of priority have been made in full):

      (a) first, pro rata and pari passu to repay the Fourth Issuer Class A Notes as follows:

             (i) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 1 Term AAA Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 1 Class A Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 1 Class A Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 1 Class A Fourth Issuer Swap Provider under the Series 1 Class A Fourth Issuer Swap;

             (ii) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 2 Term AAA Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 2 Class A Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 2 Class A Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 2 Class A Fourth Issuer Swap Provider under the Series 2 Class A Fourth Issuer Swap;

             (iii) any  principal amounts received by the  Fourth  Issuer  from
                   Funding 1 in respect of the Fourth Issuer Series 3 Term AAA Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 3 Class A Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 3 Class A Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 3 Class A Fourth Issuer Swap Provider under the Series 3 Class A Fourth Issuer Swap;

             (iv) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 4A1 Term AAA Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 4 Class A Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 4 Class A1 Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 4 Class A Fourth Issuer Swap Provider under the Series 4 Class A1 Fourth Issuer Swap;

             (v) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 4A2 Term AAA Advance on each Funding

                   1 Interest Payment Date shall be applied by the Fourth Issuer to redeem the Series 4 Class A2 Fourth Issuer Notes on such Interest Payment Date; and

             (vi) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 5 Term AAA Advance on each Funding 1 Interest Payment Date shall be applied by the Fourth Issuer to redeem the Series 5 Class A Fourth Issuer Notes on such Interest Payment Date.

      (b) secondly, pro rata and pari passu, to repay the Fourth Issuer Class B Notes as follows:

             (i) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 1 Term AA Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 1 Class B Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 1 Class B Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 1 Class B Fourth Issuer Swap Provider under the Series 1 Class B Fourth Issuer Swap;

             (ii) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 2 Term AA Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 2 Class B Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 2 Class B Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 2 Class B Fourth Issuer Swap Provider under the Series 2 Class B Fourth Issuer Swap;

             (iii) any  principal amounts received by the  Fourth  Issuer  from
                   Funding 1 in respect of the Fourth Issuer Series 3 Term AA Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 3 Class B Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 3 Class B Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 3 Class B Fourth Issuer Swap Provider under the Series 3 Class B Fourth Issuer Swap Agreement;

             (iv) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 4 Term AA Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 4 Class B Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 4 Class B Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 4 Class B Fourth Issuer Swap Provider under the Series 4 Class B Fourth Issuer Swap; and

             (v) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 5 Term AA Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 5 Class B Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 5 Class B Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 5 Class B Fourth Issuer Swap Provider under the Series 5 Class B Fourth Issuer Swap.

      (c) thirdly, pro rata and pari passu, to repay the Fourth Issuer Class B Notes as follows:

             (i) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 1 Term A Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 1 Class M Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 1 Class M Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 1 Class M Fourth Issuer Swap Provider under the Series 1 Class M Fourth Issuer Swap;

             (ii) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 2 Term A Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 2 Class M Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 2 Class M Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 2 Class M Fourth Issuer Swap Provider under the Series 2 Class M Fourth Issuer Swap;

             (iii) any  principal amounts received by the  Fourth  Issuer  from
                   Funding 1 in respect of the Fourth Issuer Series 3 Term A Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 3 Class M Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 3 Class M Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 3 Class M Fourth Issuer Swap Provider under the Series 3 Class B Fourth Issuer Swap Agreement;

             (iv) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 4 Term A Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 4 Class M Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 4 Class M Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 4 Class M Fourth Issuer Swap Provider under the Series 4 Class M Fourth Issuer Swap; and

             (v) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 5 Term A Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 5 Class M Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 5 Class M Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 5 Class M Fourth Issuer Swap Provider under the Series 5 Class M Fourth Issuer Swap.

      (d) fourthly, pro rata and pari passu to repay the Fourth Issuer Class C Notes as follows:

             (i) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 1 Term BBB Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 1 Class C Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 1 Class C Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 1 Class C Fourth Issuer Swap Provider under the Series 1 Class C Fourth Issuer Swap;

             (ii) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 2 Term BBB Advance on each Funding 1

                   Interest Payment Date, shall be paid by the Fourth Issuer to the Series 1 Class C Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 2 Class C Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 2 Class C Fourth Issuer Swap Provider under the Series 2 Class C Fourth Issuer Swap;

             (iii) any  principal  amounts  received  by the Fourth Issuer from
                   Funding 1 in respect of the Fourth Issuer Series 3 Term BBB Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 3 Class C Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 3 Class C Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 3 Class C Fourth Issuer Swap Provider under the Series 3 Class C Fourth Issuer Swap;

             (iv) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 4 Term BBB Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 4 Class C Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 4 Class C Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 4 Class C Fourth Issuer Swap Provider under the Series 4 Class C Fourth Issuer Swap; and

             (v) any principal amounts received by the Fourth Issuer from Funding 1 in respect of the Fourth Issuer Series 5 Term BBB Advance on each Funding 1 Interest Payment Date, shall be paid by the Fourth Issuer to the Series 5 Class C Fourth Issuer Swap Provider, and on each Interest Payment Date the Series 5 Class C Fourth Issuer Notes will be redeemed in amounts corresponding to the principal exchange amounts (if any) received from the Series 5 Class C Fourth Issuer Swap Provider under the Series 5 Class C Fourth Issuer Swap.

6.4 PAYMENT OF FOURTH ISSUER REVENUE RECEIPTS AND FOURTH ISSUER PRINCIPAL RECEIPTS AFTER SERVICE OF A FOURTH ISSUER NOTE ACCELERATION NOTICE AND SERVICE OF AN INTERCOMPANY LOAN ACCELERATION NOTICE

      All Fourth Issuer Revenue Receipts and Fourth Issuer Principal Receipts received or recovered by the Security Trustee or any Receiver, after the service of a Fourth Issuer Note Acceleration Notice and after the service of an Intercompany Loan Acceleration Notice, for the benefit of the Fourth Issuer Secured Creditors in respect of the Fourth Issuer Secured Obligations, shall be held by it in the Fourth Issuer Accounts on trust to be applied (save to the extent required otherwise by law), on each Interest Payment Date, in the following order of priority (and, in each case, only if and to the extent that payments or provisions of a higher order of priority have been made in full):

      (a)    first, to pay pro rata and pari passu amounts due to:

             (i) the Security Trustee and any Receiver appointed by the Security Trustee together with interest and any amount in respect of VAT on those amounts and any amounts then due or to become due to the Security Trustee and the Receiver under the provisions of this Deed;

             (ii) the Note Trustee together with interest and any amount in respect of VAT on those amounts and any amounts then due or to become due and payable to the Note Trustee under the provisions of this Deed; and

             (iii) the Agent Bank,  the  Paying  Agents,  the Registrar and the
                   Transfer Agent together with interest and any amount in respect of VAT on those amounts and any costs, charges, liabilities and expenses then due or to become due and payable to them under the provisions of the Fourth Issuer Paying Agent and Agent Bank Agreement;

      (b) secondly, to pay pro rata and pari passu amounts due and payable (together with any amount in respect of VAT on those amounts) to the Fourth Issuer Cash Manager under the Fourth Issuer Cash Management Agreement and to the Corporate Services Provider under the Fourth Issuer Corporate Services Agreement and to the Fourth Issuer Account Bank under the Fourth Issuer Bank Account Agreement;

      (c)    thirdly, to pay pro rata and pari passu:

             (i) amounts due to the Series 1 Class A Fourth Issuer Swap Provider in respect of the Series 1 Class A Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 1 Class A Fourth Issuer Swap Provider in respect of the Series 1 Class A Fourth Issuer Swap to pay interest and principal due and payable on the Series 1 Class A Fourth Issuer Notes;

             (ii) amounts due to the Series 2 Class A Fourth Issuer Swap Provider in respect of the Series 2 Class A Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 2 Class A Fourth Issuer Swap Provider in respect of the Series 2 Class A Fourth Issuer Swap to pay interest and principal due and payable on the Series 2 Class A Fourth Issuer Notes;

             (iii) amounts due  to  the  Series  3  Class  A Fourth Issuer Swap
                   Provider in respect of the Series 3 Class A Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 3 Class A Fourth Issuer Swap Provider in respect of the Series 3 Class A Fourth Issuer Swap to pay interest and principal due and payable on the Series 3 Class A Fourth Issuer Notes;

             (iv) amounts due to the Series 4 Class A Fourth Issuer Swap Provider in respect of the Series 4 Class A1 Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 4 Class A Fourth Issuer Swap Provider in respect of the Series 4 Class A1 Fourth Issuer Swap to pay interest and principal due and payable on the Series 4 Class A1 Fourth Issuer Notes;

             (v) interest and principal on the Series 4 Class A2 Fourth Issuer Notes;

             (vi) amounts due to the Series 5 Class A Fourth Issuer Swap Provider in respect of the Series 5 Class A Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 5 Class A Fourth Issuer Swap Provider in respect of the Series 5 Class A Fourth Issuer Swap to pay interest due and payable on the Series 5 Class A Fourth Issuer Notes; and

            (vii)  principal on the Series 5 Class A Fourth Issuer Notes;

      (d)    fourthly, to pay pro rata and pari passu:

             (i) amounts due to the Series 1 Class B Fourth Issuer Swap Provider in respect of the Series 1 Class B Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 1 Class B Fourth Issuer Swap Provider in respect of the Series 1 Class B Fourth Issuer Swap to pay interest and principal due and payable on the Series 1 Class B Fourth Issuer Notes;

             (ii) amounts due to the Series 2 Class B Fourth Issuer Swap Provider in respect of the Series 2 Class B Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 2 Class B Fourth Issuer Swap Provider in respect of the Series 2 Class B Fourth Issuer Swap to pay interest and principal due and payable on the Series 2 Class B Fourth Issuer Notes;

             (iii) amounts due  to  the  Series  3  Class  B Fourth Issuer Swap
                   Provider in respect of the Series 3 Class B Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 3 Class B Fourth Issuer Swap Provider in respect of the Series 3 Class B Fourth Issuer Swap to pay interest and principal due and payable on the Series 3 Class B Fourth Issuer Notes;

             (iv) amounts due to the Series 4 Class B Fourth Issuer Swap Provider in respect of the Series 4 Class B Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 4 Class B Fourth Issuer Swap Provider in respect of the Series 4 Class B Fourth Issuer Swap to pay interest and principal due and payable on the Series 4 Class B Fourth Issuer Notes; and

             (v) amounts due to the Series 5 Class B Fourth Issuer Swap Provider in respect of the Series 5 Class B Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 5 Class B Fourth Issuer Swap Provider in respect of the Series 5 Class B Fourth Issuer Swap to pay interest and principal due and payable on the Series 5 Class B Fourth Issuer Notes;

      (e)    fifthly, to pay pro rata and pari passu:

             (i) amounts due to the Series 1 Class B Fourth Issuer Swap Provider in respect of the Series 1 Class M Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 1 Class M Fourth Issuer Swap Provider in respect of the Series 1 Class M Fourth Issuer Swap to pay interest and principal due and payable on the Series 1 Class M Fourth Issuer Notes;

             (ii) amounts due to the Series 2 Class M Fourth Issuer Swap Provider in respect of the Series 2 Class M Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 2 Class B Fourth Issuer Swap Provider in respect of the Series 2 Class M Fourth Issuer Swap to pay interest and principal due and payable on the Series 2 Class M Fourth Issuer Notes;

             (iii) amounts due  to  the  Series  3  Class  M Fourth Issuer Swap
                   Provider in respect of the Series 3 Class M Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 3 Class M Fourth Issuer Swap Provider in respect of the Series 3 Class M Fourth Issuer Swap to pay interest and principal due and payable on the Series 3 Class M Fourth Issuer Notes;

             (iv) amounts due to the Series 4 Class M Fourth Issuer Swap Provider in respect of the Series 4 Class M Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 4 Class M Fourth Issuer Swap Provider in respect of the Series 4 Class M Fourth Issuer Swap to pay interest and principal due and payable on the Series 4 Class M Fourth Issuer Notes; and

             (v) amounts due to the Series 5 Class M Fourth Issuer Swap Provider in respect of the Series 5 Class M Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 5 Class M Fourth Issuer Swap Provider in respect of the Series 5 Class M Fourth Issuer Swap to pay interest and principal due and payable on the Series 5 Class M Fourth Issuer Notes;

      (f)    sixthly, to pay pro rata and pari passu:

             (i) amounts due to the Series 1 Class C Fourth Issuer Swap Provider in respect of the Series 1 Class C Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 1 Class C Fourth Issuer Swap Provider in respect of the Series 1 Class C Fourth Issuer Swap to pay interest and principal due and payable on the Series 1 Class C Fourth Issuer Notes;

             (ii) amounts due to the Series 2 Class C Fourth Issuer Swap Provider in respect of the Series 2 Class C Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 2 Class C Fourth Issuer Swap Provider in respect of the Series 2 Class C Fourth Issuer Swap to pay interest and principal due and payable on the Series 2 Class C Fourth Issuer Notes;

             (iii) amounts due  to  the  Series  3  Class  C Fourth Issuer Swap
                   Provider in respect of the Series 3 Class C Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 3 Class C Fourth Issuer

                   Swap Provider in respect of the Series 3 Class C Fourth Issuer Swap to pay interest and principal due and payable on the Series 3 Class C Fourth Issuer Notes;

             (iv) amounts due to the Series 4 Class C Fourth Issuer Swap Provider in respect of the Series 4 Class C Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 4 Class C Fourth Issuer Swap Provider in respect of the Series 4 Class C Fourth Issuer Swap to pay interest and principal due and payable on the Series 4 Class C Fourth Issuer Notes; and

             (v) amounts due to the Series 5 Class C Fourth Issuer Swap Provider in respect of the Series 5 Class C Fourth Issuer Swap (including any termination payment but excluding any related Fourth Issuer Swap Excluded Termination Amount) and from amounts received from the Series 5 Class C Fourth
                   Issuer Swap Provider in respect of the Series 5 Class C Fourth Issuer Swap to pay interest and principal due and payable on the Series 5 Class C Fourth Issuer Notes;

      (g)    seventhly, to pay pro rata and pari passu amounts due to:

             (i) the Series 1 Fourth Issuer Swap Provider, following a Fourth Issuer Swap Provider Default or a Fourth Issuer Swap Provider Downgrade Termination Event by the Series 1 Fourth Issuer Swap Provider;

             (ii) the Series 2 Fourth Issuer Swap Provider, following a Fourth Issuer Swap Provider Default or a Fourth Issuer Swap Provider Downgrade Termination Event by the Series 2 Fourth Issuer Swap Provider;

             (iii) the Series 3 Fourth Issuer Swap Provider, following a Fourth
                   Issuer Swap Provider Default or a Fourth Issuer Swap Provider Downgrade Termination Event by the Series 3 Fourth Issuer Swap Provider;

             (iv) the Series 4 Fourth Issuer Swap Provider, following a Fourth Issuer Swap Provider Default or a Fourth Issuer Swap Provider Downgrade Termination Event by the Series 4 Fourth Issuer Swap Provider;

             (v) the Series 5 Class A Fourth Issuer Swap Provider, following a Fourth Issuer Swap Provider Default or a Fourth Issuer Swap Provider Downgrade Termination Event by the Series 5 Class A Fourth Issuer Swap Provider;

             (vi) the Series 5 Class B Fourth Issuer Swap Provider, following a Fourth Issuer Swap Provider Default or a Fourth Issuer Swap Provider Downgrade Termination Event by the Series 5 Class B Fourth Issuer Swap Provider; and

             (vii) the Series 5 Class C Fourth Issuer Swap Provider,  following a Fourth Issuer Swap Provider Default or a Fourth Issuer Swap Provider Downgrade Termination Event by the Series 5 Class C Fourth Issuer Swap Provider.

7.    CONFLICT

7.1   FOURTH ISSUER SECURED CREDITORS

      Subject to CLAUSE 7.2 (Noteholders) and except as otherwise expressly provided in this Deed, the Security Trustee shall have regard to the interests of the Fourth Issuer Secured Creditors only as regards the exercise and performance of all powers, rights, trusts, authorities, duties and discretions of the Security Trustee in respect of the Fourth Issuer Charged Property, under this Deed or any other Fourth Issuer Transaction Document to which the Security Trustee is a party or the rights or benefits in respect of which are comprised in the Fourth Issuer Charged Property (except where specifically provided otherwise).

7.2   NOTEHOLDERS

(a) If (in the Security Trustee's sole opinion) there is or may be a conflict of interest between the Class A Noteholders and any other Fourth Issuer Secured Creditor, then, subject to Condition 11 of the Fourth Issuer Notes, the Security Trustee will have regard to the interests of the Class A Noteholders only;

(b) subject to paragraph (a) above, if (in the Security Trustee's sole opinion) there is or may be a conflict of interest between the Class B Noteholders and any other Fourth Issuer Secured Creditor then, subject to Condition 11 of the Fourth Issuer Notes, the Security Trustee will have regard to the interests of the Class B Noteholders only;

(c) subject to paragraphs (b) and (c) above, if (in the Security Trustee's sole opinion) there is or may be a conflict of interest between the Class C Noteholders and any other Fourth Issuer Secured Creditor then, subject to Condition 11 of the Fourth Issuer Notes, the Security Trustee will have regard to the interests of the Class C Noteholders only;

(d) subject to paragraphs (a) to (c) above and paragraphs (e) and (f) below, if (in the Security Trustee's sole opinion) there is or may be a conflict between the respective interests of the Fourth Issuer Swap Providers and any of the other Fourth Issuer Secured Creditors, other than the Noteholders, the Security Trustee will have regard to the interests of the Fourth Issuer Swap Providers;

(e) subject to paragraph (f) below if, in the Security Trustee's sole opinion, there is a conflict between the respective interests of the Fourth Issuer Swap Providers then the Security Trustee will have regard to the interests of the highest ranking swap providers (being the Series 1 Class A Fourth Issuer Swap Provider, the Series 2 Class A Fourth Issuer Swap Provider, the Series 3 Class A Fourth Issuer Swap Provider, the Series 4 Class A Fourth Issuer Swap Provider and the Series 5 Class A Fourth Issuer Swap Provider) only; and thereafter the Security Trustee will have regard to the next highest ranking swap providers (being the Series 1 Class B Fourth Issuer Swap Provider, the Series 2 Class B Fourth Issuer Swap Provider, the Series 3 Class B Fourth Issuer Swap Provider, the Series 4 Class B Fourth Issuer Swap Provider and the Series 5 Class B Fourth Issuer Swap Provider);

(f) if, in the Security Trustee's sole opinion, there is a conflict between the respective interests of the Fourth Issuer Swap Providers with the equal ranking as set out in paragraph (e) above, then the Security Trustee will have regard to the interests of the relevant Fourth Issuer Swap Provider or Fourth Issuer Swap Providers in respect of the Fourth Issuer Notes with the greatest principal amount outstanding; and

(g) subject to paragraphs (a) to (f) above, if (in the Security Trustee's sole opinion) there is or may be a conflict between the respective interests of any of the Fourth Issuer Secured

      Creditors, other than the Noteholders and the Fourth Issuer Swap Providers, the Security Trustee will have regard to the interests of the Fourth Issuer Secured Creditor who ranks highest in the order of priority of payments set out in CLAUSE 6.4 (Payment of Fourth Issuer Revenue Receipts and Fourth Issuer Principal Receipts after service of a Fourth Issuer Note Acceleration Notice and service of a Fourth Issuer Intercompany Loan Acceleration Notice) above.

7.3   ACKNOWLEDGEMENT

      Each of the Fourth Issuer Secured Creditors hereby acknowledges and concurs with the provisions of CLAUSES 7.1 (Fourth Issuer Secured Creditors) and 7.2 (Noteholders) and each of them agrees that it shall have no claim against the Security Trustee as a result of the application thereof.

8.    THE SECURITY TRUSTEE'S POWERS

8.1   PRIOR NOTIFICATION

      The Security Trustee shall, if reasonably practicable, give prior notification to the Seller of the Security Trustee's intention to enforce the security created by this Deed, provided always that the failure of the Security Trustee to provide such notification shall not prejudice the ability of the Security Trustee to enforce the security created by this Deed.

8.2   ENFORCEABLE

      Without  prejudice to the  provisions  of CLAUSES 8.5 (Law of Property Act
      1925) and 9.1 (Appointment), (a) the security created under this Deed shall become immediately enforceable and (b) the power of sale and other powers conferred by Section 101 of the Law of Property Act 1925 (the 1925
      ACT), as varied or amended by this Deed, shall, in accordance with this CLAUSE 8, be exercisable by the Security Trustee, in each case at any time following service of a Fourth Issuer Note Acceleration Notice or, if there are no Fourth Issuer Notes outstanding, following a default in payment of any other Fourth Issuer Secured Obligations on its due date. Without prejudice to the effectiveness of any service of the Fourth Issuer Note Acceleration Notice, the Note Trustee shall serve a copy of any Fourth Issuer Note Acceleration Notice on each of the Fourth Issuer Secured Creditors, Funding 1 and the Rating Agencies.

8.3   AMOUNTS DUE

      Notwithstanding any other provision of this Deed, all amounts owing under the Fourth Issuer Secured Obligations shall be deemed to have become due for the purposes of Section 101 of the 1925 Act and (to the extent applicable) the statutory power of sale and of appointing a Receiver which are conferred on the Security Trustee under the 1925 Act (as varied or extended by this Deed) only (and for no other purpose) and all other powers shall be deemed to arise immediately after execution of this Deed but shall only become enforceable in accordance with CLAUSE 8.2 (Enforceable) above. For the avoidance of doubt, the Security Trustee shall not be required to have regard to the interests of the Fourth Issuer in the exercise of its rights, powers, authorities, discretions and remedies under this Deed.

8.4   POWER OF SALE

      Section 103 of the 1925 Act shall not apply in relation to any of the charges contained in this Deed and the statutory power of sale (as extended by this Deed) and all other powers shall be exercisable at any time after service of a Fourth Issuer Note Acceleration Notice.

8.5   LAW OF PROPERTY ACT 1925

      The provisions of the 1925 Act relating to the power of sale and the other powers conferred by Section 101(1) and (2) are hereby extended in relation to the Fourth Issuer (as if such extensions were contained therein) to authorise the Security Trustee at its absolute discretion at any time following the occurrence of a Fourth Issuer Note Event of Default and subject to the Security Trustee being indemnified and/or secured to its satisfaction in relation to the exercise of such powers:

      (a) to make demand in the name of the Fourth Issuer Secured Creditors or in its own right for any moneys and liabilities in respect of the Fourth Issuer Charged Property;

      (b) to sell, transfer, convey, vary or otherwise dispose of the Fourth Issuer's title to or interest in the Fourth Issuer Charged Property, and to do so for any shares, debentures or other securities including, without limitation, any Authorised Investments whatsoever comprising part thereof, or in consideration of an agreement to pay all or part of the purchase price at a later date or dates, or an agreement to make periodical payments, whether or not the agreement is secured by an Encumbrance or a guarantee, or for such other consideration whatsoever as the Security Trustee may in its absolute discretion think fit, and also to grant any option to purchase, and to effect exchanges of, the whole or any part of the Fourth Issuer Charged Property (and nothing shall preclude any such disposal being made to a Fourth Issuer Secured Creditor);

      (c) with a view to or in connection with the sale of the Fourth Issuer Charged Property, to carry out any transaction, scheme or arrangement which the Security Trustee may, in its absolute discretion, consider appropriate;

      (d) to insure the Fourth Issuer Charged Property against such risks and for such amounts as the Security Trustee may in its absolute discretion consider prudent; and

      (e) to do all or any of the things or exercise all or any of the powers which are mentioned or referred to in CLAUSE 9.6 (Powers) as if each of them was expressly conferred on the Security Trustee by this Deed and which may not be included in paragraphs (a) to (d) above.

8.6   DELEGATION TO RECEIVER

      In addition and without prejudice to any of its statutory powers, the Security Trustee may at any time by deed delegate to any Receiver all or any of the extended powers of leasing, surrendering or accepting surrenders of leases conferred on the Security Trustee by this Deed.

8.7   ADDITIONAL POWERS

      The Security Trustee shall have the power to insure against any liabilities or obligations arising:

      (a) as a result of the Security Trustee acting or failing to act in a certain way (other than which may arise from its negligence or wilful default or that of its officers or employees);

      (b) as a result of any act or failure to act by any person or persons to whom the Security Trustee has delegated any of its trusts, rights, powers, duties, authorities or discretions, or appointed as its agent (other than which may arise from such person's negligence or wilful default);

      (c)    in connection with the Fourth Issuer Charged Property; or

      (d) in connection with or arising from the enforcement of the security created by this Deed.

      The Security Trustee shall not be under any obligation to insure in respect of such liabilities and/or obligations or to require any other person to maintain insurance, but to the extent that it does so, the Fourth Issuer shall quarterly and on written request pay all insurance premiums and expenses which the Security Trustee may properly incur in relation to such insurance. If the Fourth Issuer fails to pay such premiums or expenses or to reimburse the Security Trustee therefor, the Security Trustee shall be entitled to be indemnified out of the Fourth Issuer Charged Property in respect thereof and, in the case of a Fourth Issuer Note Acceleration Notice having been served, the indemnification of the Security Trustee in respect of all such insurance premiums and expenses shall be payable in priority to payments to the Fourth Issuer Noteholders and all other Fourth Issuer Secured Creditors and otherwise in accordance with this Deed.

8.8   APPLICATION TO COURT

      The Security Trustee may at any time after the occurrence of a Fourth Issuer Note Event of Default apply to the Court for an order that the powers and trusts of this Deed be exercised or carried into execution under the direction of the Court and for the appointment of a Receiver of the Fourth Issuer Charged Property or any part thereof and for any other order in relation to the execution and administration of the powers and trusts hereof as the Security Trustee shall deem expedient, and it may assent to or approve any application to the Court made at the instance of any of the Fourth Issuer Noteholders.

8.9   AUTHORISED INVESTMENTS

      Any moneys which under the trusts of this Deed ought to or may be invested by the Security Trustee (or by the Cash Manager on its behalf) after the occurrence of a Fourth Issuer Note Event of Default may be invested in the name of the Security Trustee or in the name of any nominee on its behalf and under the control of the Security Trustee in any Authorised Investments and the Security Trustee may at any time vary or transfer (or direct the Cash Manager to vary or transfer) any of such Authorised Investments for or into other such Authorised Investments as the Security Trustee at its absolute discretion may determine, and shall not be responsible (save where any loss results from the Security Trustee's fraud, wilful default or negligence or that of its officers or employees) for any loss occasioned by reason of any such investments whether by depreciation in value or otherwise, provided that such Authorised Investments were made in accordance with the foregoing provisions.

8.10  DEFICIENCY OR ADDITIONAL PAYMENT

      The Security Trustee shall have no responsibility whatsoever to any Fourth Issuer Secured Creditor as regards any deficiency or additional payment, as the case may be, which might arise because the Security Trustee is subject to any Tax in respect of the Fourth Issuer Charged Property or any part thereof or any income therefrom or any proceeds thereof or is required to make any withholding or deduction from any payment to any Fourth Issuer Secured Creditor.

8.11  APPLICATION OF FUNDS

      If, after the service of a Fourth Issuer Note Acceleration Notice, the amount of the moneys at any time available for payment of principal and interest in respect of any Fourth Issuer Notes under CLAUSE 6 (Payments out of the Fourth Issuer Accounts upon Enforcement) shall be less than one-tenth of the Principal Amount Outstanding of all the Fourth Issuer Notes then outstanding, the Security Trustee may, at its absolute discretion, invest such moneys to the extent that it is permitted to do so under the FSMA 2000 in any Authorised Investments and the Security Trustee may at any time vary or transfer any of such Authorised Investments for or into other such Authorised Investments as the Security Trustee at its absolute discretion may determine; and such investments with the resulting income thereof may be accumulated until the accumulations, together with any other funds for the time being under the control of the Security Trustee and applicable for the purpose, shall amount to a sum equal to at least one-tenth of the Principal Amount Outstanding of all the Fourth Issuer Notes then outstanding and such accumulations and funds shall then be applied in accordance with CLAUSE 6 (Payments out of the Fourth Issuer Accounts upon Enforcement).

9.    RECEIVER

9.1   APPOINTMENT

      (a) Subject to paragraph below, at any time following the occurrence of a Fourth Issuer Note Event of Default, the Security Trustee may, at its absolute discretion, appoint, by writing or by deed, such person or persons (including an officer or officers of the Security Trustee) as the Security Trustee thinks fit, to be Receiver of the Fourth Issuer Charged Property or any part thereof and, in the case of an appointment of more than one person, to act together or independently of the other or others.

      (b) The Security Trustee may not appoint an administrative receiver, receiver, manager or receiver and manager pursuant to paragraph
             (a) above solely as a result of the obtaining of a moratorium (or anything done with a view to obtaining a moratorium) under the Insolvency Act 2000 except with leave of the court.

9.2   REMOVAL AND REPLACEMENT

      Except as otherwise required by statute, the Security Trustee may by writing or by deed remove any Receiver and appoint another in its place or to act with any Receiver and the Security Trustee may apply to the Court for an order removing an administrative receiver.

9.3   EXTENT OF APPOINTMENT

      The exclusion of any part of the Fourth Issuer Charged Property from the appointment of any Receiver shall not preclude the Security Trustee from subsequently extending its appointment (or that of any Receiver replacing it) to that part of the Fourth Issuer Charged Property or appointing another Receiver over any other part of the Fourth Issuer Charged Property.

9.4   AGENT OF THE FOURTH ISSUER

      Any Receiver shall, so far as the law permits, be the agent of the Fourth Issuer and the Fourth Issuer alone shall be responsible for such
      Receiver's contracts, engagements, acts, omissions, misconduct, negligence or default and for liabilities incurred by him and in no circumstances whatsoever shall the Security Trustee be in any way responsible for or incur any liability in connection with such Receiver's contracts, engagements, acts, omissions, misconduct, negligence or default, and if a liquidator of the Fourth Issuer shall be appointed, such Receiver shall act as principal and not as agent for the Security Trustee. Notwithstanding the generality of the foregoing, such Receiver shall in the exercise of his powers, authorities and discretions conform to the regulations (if any) from time to time made and given in writing by the Security Trustee.

9.5   REMUNERATION

      The remuneration of any Receiver shall be fixed by the Security Trustee and may be or include a commission calculated by reference to the gross amount of all moneys received or otherwise and may include remuneration in connection with claims, actions or proceedings made or brought against such Receiver by the Fourth Issuer or any other person or the performance or discharge of any obligation imposed upon him by statute or otherwise, but subject to CLAUSE 6 (Payments out of the Fourth Issuer Accounts upon Enforcement), such remuneration shall be payable hereunder by the Fourth Issuer. The amount of such remuneration shall be paid in accordance with the terms and conditions and in the manner agreed from time to time between such Receiver and the Security Trustee.

9.6   POWERS

      Any Receiver of the Fourth Issuer, in addition to any powers conferred on a Receiver by statute or common law, shall have the following powers:

      (a) to take possession of, get in and collect the Fourth Issuer Charged Property (or such part thereof in respect of which it may be appointed) or any part thereof including income whether accrued before or after the date of his appointment;

      (b) to carry on, manage, concur in or authorise the management of, or appoint a manager of, the whole or any part of the business of the Fourth Issuer;

      (c) to sell, exchange, license, surrender, release, disclaim, abandon, return or otherwise dispose of or in any way whatsoever deal with the whole or any part of the Fourth Issuer Charged Property or any interest in the Fourth Issuer Charged Property or any part thereof for such consideration (if any) and upon such terms (including by deferred payment or payment by instalments) as it may think fit and to concur in any such transaction;

      (d) to sell or concur in selling the whole or any part of the Fourth Issuer's business whether as a going concern or otherwise;

      (e) to appoint, engage, dismiss or vary the terms of employment of any employees, officers, managers, agents and advisers of the Fourth Issuer upon such terms as to remuneration and otherwise and for such periods as he may determine;

      (f) to insure, protect, maintain, repair, alter, improve, replace, exploit, add to and develop or concur in so doing, the Fourth Issuer Charged Property or any part thereof in any manner and for any purpose whatsoever;

      (g) in connection with the exercise or the proposed exercise of any of its powers or in order to obtain payment of its remuneration (whether or not it is already payable), to borrow or raise money from any person without security or on the security of any of the Fourth Issuer Charged Property and generally in such manner and on such terms as it may think fit;

      (h) to bring, defend, submit to arbitration, negotiate, compromise, abandon and settle any claims, disputes and proceedings concerning the Fourth Issuer Charged Property or any part thereof;

      (i) to transfer all or any of the Fourth Issuer Charged Property and/or any of the liabilities of the Fourth Issuer to any other company or body corporate, whether or not formed or acquired for the purpose and to form a subsidiary or subsidiaries of the Fourth Issuer;

      (j) to call up or require the directors of the Fourth Issuer to call up all or any portion of the uncalled capital for the time being of the Fourth Issuer and to enforce payment of any call by action (in the name of the Fourth Issuer or the Receiver as may be thought fit);

      (k) to redeem, discharge or compromise any Encumbrance from time to time having priority to or ranking pari passu with this Deed;

      (l) to effect or maintain indemnity insurance and other insurance (including without limitation the Insurance Policies) and obtain bonds and performance guarantees;

      (m) in connection with the exercise of any of its powers, to execute or do, or cause or authorise to be executed or done, on behalf of or in the name of the Third Issuer or otherwise, as it may think fit, all documents, receipts, registrations, acts or things which it may consider appropriate;

      (n) to exercise any powers, discretions, voting, conversion or other rights or entitlements in relation to any of the Fourth Issuer Charged Property or incidental to the ownership of or rights in or to any of the Fourth Issuer Charged Property and to complete or effect any transaction entered into by the Fourth Issuer and complete, disclaim, abandon or modify all or any of the outstanding contracts or arrangements of the Fourth Issuer relating to or affecting the Fourth Issuer Charged Property;

      (o)    to exercise all powers as  are  described  in  Schedule  1  to the
             Insolvency   Act   2000,   whether  or  not  the  Receiver  is  an
             "administrative receiver" as defined in that Act;

      (p) to delegate its powers by way of power of attorney or in any other manner to any person any right, power or discretion exercisable by it under this Deed on the terms (including the power to sub-delegate) and subject to any regulations which such Receiver may think fit and such Receiver shall not be liable or responsible in any way to the Fourth Issuer or the Security Trustee for any loss or liability arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate;

      (q) generally to carry out, or cause or authorise to be carried out, any transaction, scheme or arrangement whatsoever, whether similar or not to any of the foregoing, in relation to the Fourth Issuer Charged Property which it may consider expedient as effectually as if he were solely and absolutely entitled to the Fourth Issuer Charged Property;

      (r)    in addition:

             (i) to do all other acts and things which it may consider desirable or necessary for realising any Fourth Issuer Charged Property or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Deed; and

             (ii) to exercise in relation to any Fourth Issuer Charged Property all the powers, authorities and things which it would be capable of exercising if he were the absolute beneficial owner of the same, and may use the name of the Fourth Issuer for any of the above purposes; and

      (s) to pay and discharge out of the profits and income of the relevant Fourth Issuer Charged Property and the moneys to be made by it in carrying on the business of the Fourth Issuer the expenses incurred in and about the carrying on and management of the business or in the exercise of any of the powers conferred by this CLAUSE 9.6 or otherwise in respect of such Fourth Issuer Charged Property and all outgoings which it shall think fit to pay and to apply the residue of the said profits, income or moneys in the manner provided by CLAUSE 6 (Payments out of the Fourth Issuer Accounts upon Enforcement) hereof.

      The Security Trustee may pay over to a Receiver any moneys constituting part of the Fourth Issuer Charged Property to the intent that the same may be applied for the purposes referred to in CLAUSE 6 (Payments out of the Fourth Issuer Accounts upon Enforcement) by such Receiver and the Security Trustee may from time to time determine what funds such Receiver shall be at liberty to keep in hand with a view to the performance of his duties as such Receiver.

10.   PROTECTION OF THIRD PARTIES

10.1  ENQUIRY

      No purchaser from, or other person dealing with, the Security Trustee or a Receiver shall be concerned to enquire whether any of the powers exercised or purported to be exercised has arisen or become exercisable, whether the Fourth Issuer Secured Obligations remain outstanding or have become payable, whether such Receiver is authorised to act or as to the propriety or validity of the exercise or purported exercise of any power; and the title of such a purchaser and the position of such a person shall not be impeachable by reference to any of those matters and the protections contained in Sections 104 to 107 of the 1925 Act shall apply to any person purchasing from or dealing with a Receiver or the Security Trustee.

10.2  RECEIPTS

      Upon any dealing or transaction under this Deed, the receipt of the Security Trustee or a Receiver, as the case may be, shall be an absolute and a conclusive discharge to a purchaser and shall relieve him of any obligation to see to the application of any moneys paid to or by the direction of the Security Trustee or such Receiver.

11.   PROTECTION OF SECURITY TRUSTEE AND RECEIVER

11.1  LIABILITY

      Neither the Security Trustee nor any Receiver shall be liable to the Fourth Issuer in the absence of breach of the terms of this Deed by them, or wilful default, fraud, negligence or wilful misconduct on their part or that of their officers, employees or agents in respect of any loss or damage which arises out of the exercise or the attempted or purported exercise of or failure to exercise any of their respective powers.

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11.2  POSSESSION

      Without prejudice to the generality of CLAUSE 11.3 (Mortgagee in Possession), entry into possession of the Fourth Issuer Charged Property or any part thereof shall not render the Security Trustee or the Receiver of that company liable to account as mortgagee in possession. If and whenever the Security Trustee or the Receiver enters into possession of the Fourth Issuer Charged Property, it shall be entitled at any time to go out of such possession.

11.3  MORTGAGEE IN POSSESSION

      Neither the Security Trustee nor the Fourth Issuer Secured Creditors shall, by reason of any assignment or other security made under this Deed, be or be deemed to be a mortgagee in possession nor shall they take any action (other than, in the case of the Fourth Issuer Secured Creditors, with the Security Trustee's prior written consent) which would be likely to lead to the Fourth Issuer Secured Creditors or the Security Trustee becoming a mortgagee in possession in respect of any property referred to in this Deed. The Security Trustee, in its absolute discretion, may at any time, serve a written notice on the Fourth Issuer Secured Creditors requiring the Fourth Issuer Secured Creditors from the date such notice is served to obtain the Security Trustee's prior written consent before taking any action which would be likely to lead to the Fourth Issuer Secured Creditors or the Security Trustee becoming a mortgagee in possession in respect of any property referred to in this Deed.

12.   EXPENSES AND INDEMNITY

12.1  EXPENSES

      The Fourth Issuer covenants with and undertakes to the Security Trustee to reimburse or pay to the Security Trustee or any Receiver of the Fourth Issuer (on the basis of a full indemnity) the amount of all costs (including legal costs), charges and expenses (including insurance premiums) properly incurred or sustained by the Security Trustee or any Receiver (including, for the avoidance of doubt, any such costs, charges and expenses arising from any act or omission of, or proceedings involving, any third person) in connection with:

      (a) the exercise or the attempted exercise, or the consideration of the exercise by or on behalf of the Security Trustee or any Receiver of any of the powers of the Security Trustee or such Receiver, and the enforcement, preservation or attempted preservation of this Deed (or any of the charges contained in or granted pursuant to it) or any of the Fourth Issuer Charged Property or any other action taken by or on behalf of the Security Trustee or such Receiver with a view to or in connection with the recovery by the Security Trustee or such Receiver of the Fourth Issuer Secured Obligations from the Fourth Issuer or any other person; or

      (b) the carrying out of any other act or matter which the Security Trustee or any Receiver may reasonably consider to be necessary for the preservation, improvement or benefit of the Fourth Issuer Charged Property.

12.2  INDEMNITY

      The Fourth Issuer agrees to indemnify the Security Trustee and any Receiver, on an after-Tax basis, from and against all losses, actions, claims, costs (including legal costs on a full indemnity basis), expenses (including insurance premiums), demands and liabilities whether in contract, tort, delict or otherwise now or hereafter properly sustained or incurred by the Security Trustee or such Receiver and their respective officers and employees or by any person for whose liability, act or omission the Security Trustee or such Receiver may be answerable, in connection with anything done or omitted to be done under or pursuant to this Deed or any other Transaction Document to which such entity is a party, or in the exercise or purported exercise of the powers herein contained, or occasioned by any breach by the Fourth Issuer of any of its covenants or other obligations to the Security Trustee, or in consequence of any payment in respect of the Fourth Issuer Secured Obligations (whether made by the Fourth Issuer or a third person) being declared void or impeached for any reason whatsoever save where the same arises as the result of the fraud, negligence or wilful default of the Security Trustee or such Receiver or their respective officers or employees or breach by the Security Trustee or such Receiver or their respective officers or employees of the terms of this Deed.

12.3  TAXES

      All sums payable by the Fourth Issuer under this Deed are deemed to be exclusive of any amount in respect of VAT. If, pursuant to any provision of this Deed, the Security Trustee or any Receiver of the Fourth Issuer makes any taxable or deemed taxable supply to the Fourth Issuer, then the Fourth Issuer shall pay to the Security Trustee or such Receiver (as the case may be) (in addition to the consideration for the supply) an amount equal to the VAT charged in respect of such taxable or deemed taxable supply against production of a valid VAT invoice.

      If the Security Trustee or any Receiver shall make any payment for a taxable or deemed taxable supply to it pursuant to or in connection with this Deed and any such payment shall bear VAT which is Irrecoverable VAT the Fourth Issuer shall indemnify the Security Trustee or such Receiver (as the case may be) on demand for an amount equal to such Irrecoverable VAT so far as it has not been taken into account in computing the amount of any payment made by the Fourth Issuer to the Security Trustee or such Receiver under any other indemnity contained in this Deed.

12.4  INTEREST

      All sums payable by the Fourth Issuer under CLAUSES 24.3 (Disputes), 24.4 (Expenses) and 24.5 (Indemnity) shall be payable on demand and:

      (a) in the case of payments actually made by the Security Trustee prior to the demand, shall carry interest at the rate per annum which is 1 per cent. per annum higher than the base rate of the Agent Bank for the time being from the first Business Day following the date of the same being demanded to the date of actual payment (provided that such demand shall be made on a Business Day, otherwise interest shall be payable from the Third Business Day following the date of the demand to the date of actual payment); and

      (b) in all other cases, shall carry interest at such rate from the date 14 days after the date of the same being demanded or (where the demand specifies that payment by the Security Trustee will be made on an earlier date provided such earlier date is a business day) from such earlier date (not being earlier than the Business Day following the date of such demand) to the date of actual payment.

      Any amounts payable pursuant to CLAUSES 24.1 (Remuneration) and 24.2 (Additional Remuneration) shall carry interest at the aforesaid rate from the due date thereof to the date of actual payment.

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

12.5  STAMP DUTIES

      The Fourth Issuer shall, to the extent permitted by applicable United Kingdom law, pay all stamp duties and other duties or Taxes of a similar nature, including for the avoidance of doubt any duty levied under the Stamp Act 1891 as amended and supplemented, (if any) payable on or arising out of or in consequence of:

      (a) the creation of the security constituted by or pursuant to this Deed; and

      (b) the execution and delivery of this Deed and documents executed pursuant hereto and the other Fourth Issuer Transaction Documents (except where such obligation to pay such stamp duties and other duties on Taxes of a similar nature is expressed to be the obligation of any other party to the Fourth Issuer Transaction Documents).

13.   PROTECTION OF SECURITY

      The Fourth Issuer further covenants with and undertakes to the Security Trustee from time to time (and, for the purposes mentioned in paragraph below, notwithstanding that a Fourth Issuer Note Acceleration Notice may not have been served) upon demand to execute, at the Fourth Issuer's own cost, any document or do any act or thing (other than any amendment hereto) which the Security Trustee may specify:

      (a) with a view to registering or perfecting any charge or other security created or intended to be created by or pursuant to this Deed (including the perfecting of the conversion of any floating charge to a fixed charge pursuant to CLAUSE 14.1 (Notice) or 14.2 (Automatic Crystallisation)) subject to having first obtained all necessary consents (if any); or

      (b) with a view to facilitating the exercise or the proposed exercise of any of their powers or the realisation of any of the Fourth Issuer Charged Property; or

      (c) with a view to protecting the encumbrances created by or pursuant to this Deed,

      provided that the Fourth Issuer shall not be obliged to execute any further documentation or take any other action or steps to the extent that it would breach a restriction in any such agreement to which it is party relating to assignment, transferring, charging or sharing of possession/rights of such benefit.

14.   CRYSTALLISATION

14.1  NOTICE

      In addition and without prejudice to any other event resulting in a crystallisation of the floating charge created by this Deed or any other right the Security Trustee may have, the Security Trustee may, at any time, if:

      (a) a Potential Fourth Issuer Note Event of Default is subsisting and has not been waived; or

      (b) it believes that the Fourth Issuer Charged Property or any part thereof is in danger of being seized or sold under any form of distress or execution levied or threatened or is otherwise in jeopardy or imperilled; or

      (c) any circumstance shall occur which, in the reasonable opinion of the Security Trustee, prejudices, imperils, threatens or is likely to do any of the foregoing in respect of the security created by this Deed or the Fourth Issuer takes or threatens to take any action that would be prejudicial to, or would be inconsistent with, the security created hereby, by notice in writing to the Fourth Issuer declare that the floating charge hereby created shall be converted into a first specific fixed charge as to all of the undertakings, property and assets or such of them as may be specified in the notice, and by way of further assurance, the Fourth Issuer, at its own expense, shall execute all documents in such form as the Security Trustee shall require and shall deliver to the Security Trustee all conveyances, deeds, certificates and documents which may be necessary to perfect such first specific fixed charge.

14.2  AUTOMATIC CRYSTALLISATION

      Subject as set out below, in addition and without prejudice to any other event resulting in a crystallisation of the floating charge created by this Deed, the floating charge contained herein shall automatically be converted into a fixed charge over all property, assets or undertaking of the Fourth Issuer subject to the floating charge, if and when:

      (a)    a Fourth Issuer Note Event of Default occurs; or

      (b) the Fourth Issuer ceases to carry on all or a substantial part of its business or ceases to be a going concern or thereafter to do any of the foregoing; or

      (c) the Fourth Issuer stops making payments to its creditors or gives notice to creditors that it intends to stop payment; or

      (d) the holder of any other Encumbrance in relation to the Fourth Issuer, whether ranking in priority to or pari passu with or after the charges contained in this Deed, appoints a Receiver; or

      (e)    any  floating charge granted by the Fourth  Issuer  to  any  other
             person   (whether  permitted  by  the  Fourth  Issuer  Transaction
             Documents or not) crystallises for any reason whatsoever.

      The floating charge created by CLAUSE 3.4 (Floating Charge) of this Deed may not be converted into a fixed charge solely as a result of the obtaining of a moratorium (or anything done with a view to obtaining a moratorium) under the Insolvency Act 2000 except with leave of the court.

14.3  FAILURE OF PETITION FOR ADMINISTRATION OR WINDING-UP

      If any petition for the administration or winding-up of the Fourth Issuer or filing of documents with the court for the administration or service of a notice of intention to appoint an administrator in relation to the Fourth Issuer is dismissed or withdrawn or a resolution for winding-up of the Fourth Issuer is not passed by the necessary majority, then without prejudice to any rights exercisable otherwise than in consequence of the presentation of such petition or the filing of documents or the service of a notice or resolution and subject to anything done in the meantime in pursuance of the powers given by this Deed and subject to the provisions contained in this Deed as to costs charges and expenses incurred and payments made, possession of the Fourth Issuer Charged Property will be restored to the Fourth Issuer, and the Fourth Issuer and all persons concerned will be remitted to their original rights

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

      provided that the Security Trustee is satisfied that its security position at that time is not materially different to that as at the date of this Deed.

15.   POWER OF ATTORNEY, ETC.

15.1  EXECUTION OF POWER OF ATTORNEY

      Immediately upon execution of this Deed, the Fourth Issuer shall execute and deliver to the Security Trustee a power of attorney in or substantially in the form set out in Schedule 1. For the avoidance of doubt, the Security Trustee confirms that it may only exercise the powers conferred under such power of attorney in the circumstances set out in paragraph 1 of Schedule 1.

15.2  FOURTH ISSUER CHARGED PROPERTY ON TRUST

      To the extent that it is permitted to do so under the Transaction Documents, for the purpose of giving effect to this Deed, the Fourth Issuer hereby declares that, after service of a Fourth Issuer Note Acceleration Notice, it will hold all of the Fourth Issuer Charged Property (subject to the right of redemption) upon trust to convey, assign or otherwise deal with such Fourth Issuer Charged Property in such manner and to such person as the Security Trustee shall direct, and declares that it shall be lawful for the Security Trustee to appoint a new trustee or trustees of the Fourth Issuer Charged Property in place of the Fourth Issuer.

16.   OTHER SECURITY, ETC.

16.1  NO MERGER

      The Security Interests contained in or created pursuant to this Deed are in addition to, and shall neither be merged in, nor in any way exclude or prejudice any other Encumbrance, right of recourse, set-off or other right whatsoever which the Security Trustee or any Fourth Issuer Secured Creditor may now or at any time hereafter hold or have (or would apart from this Deed or any charge contained or created pursuant to this Deed hold or have) as regards the Fourth Issuer or any other person in respect of the Fourth Issuer Secured Obligations, and neither the Security Trustee (subject to the provisions of CLAUSE 20.4 (Mandatory Enforcement) nor any Fourth Issuer Secured Creditor shall be under any obligation to take any steps to call in or to enforce any security for the Fourth Issuer Secured Obligations, and shall not be liable to the Fourth Issuer for any loss arising from any omission on the part of the Security Trustee or any Fourth Issuer Secured Creditor to take any such steps or for the manner in which the Security Trustee or any Fourth Issuer Secured Creditor shall enforce or refrain from enforcing any such security.

16.2  CONSOLIDATION

      Section 93 of the 1925 Act shall not apply in relation to any of the charges contained in this Deed.

16.3  RULING OFF

      If the Security Trustee receives notice of any Encumbrance affecting the whole or any part of the Fourth Issuer Charged Property or any Security Interests created under this Deed in contravention of the provisions hereof:

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

      (a) the Security Trustee may open a new account in respect of the Fourth Issuer and, if it does not, it shall nevertheless be deemed to have done so at the time it received such notice; and

      (b) all payments made by the Fourth Issuer to the Security Trustee after the Security Trustee receives such notice shall be credited or deemed to have been credited to the new account, and in no circumstances whatsoever shall operate to reduce the Fourth Issuer Secured Obligations as at the time the Security Trustee received such notice.

16.4  CHANGE OF NAME, ETC.

      This Deed shall remain valid and enforceable notwithstanding any change in the name, composition or constitution of the Security Trustee or the Fourth Issuer or any amalgamation or consolidation by the Security Trustee or the Fourth Issuer with any other corporation (whether, in the case of the Fourth Issuer, permitted by the Fourth Issuer Transaction Documents or not).

17.   AVOIDANCE OF PAYMENTS

17.1  NO RELEASE

      No assurance, security or payment which may be avoided or adjusted under the law, including under any enactment relating to bankruptcy or insolvency and no release, settlement or discharge given or made by the Security Trustee or any Fourth Issuer Secured Creditor on the faith of any such assurance, security or payment, shall prejudice or affect the right of the Security Trustee or any Fourth Issuer Secured Creditor to recover the Fourth Issuer Secured Obligations from the Fourth Issuer (including any monies which it may be compelled to pay or refund under the provisions of the Insolvency Act 1986 and any costs payable by it pursuant to or otherwise incurred in connection therewith) or to enforce the Security Interests created under or pursuant to this Deed to the full extent of the Fourth Issuer Secured Obligations.

17.2  RETENTION OF CHARGES

      If the Security Trustee shall have reasonable grounds for believing that the Fourth Issuer may be insolvent or deemed to be insolvent pursuant to the provisions of the Insolvency Act 1986 (and production of a solvency certificate of a duly authorised officer of the Fourth Issuer shall be prima facie evidence of the solvency of the Fourth Issuer) at the date of any payment made by the Fourth Issuer to the Security Trustee and that as a result, such payment may be capable of being avoided or clawed back, the Security Trustee shall be at liberty to retain the Security Interests contained in or created pursuant to this Deed until the expiry of a period of one month plus such statutory period within which any assurance, security, guarantee or payment can be avoided or invalidated after the payment and discharge in full of all Fourth Issuer Secured Obligations notwithstanding any release, settlement, discharge or arrangement which may be given or made by the Security Trustee on, or as a consequence of, such payment or discharge of liability provided that, if at any time within such period, a petition shall be presented to a competent court for an order for the winding up or the making of an administration order or documents shall be filed with the court for the appointment of an administrator or formal notice shall be given of an intention to appoint an administrator in respect of the Fourth Issuer or the Fourth Issuer shall commence to be wound up or to go into administration or any analogous proceedings shall be commenced by or against the Fourth Issuer, as the case may be, the Security Trustee shall be at liberty to continue to retain such security for such further period as the Security Trustee may determine and such security shall

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

      be deemed to continue to have been held as security  for  the payment and
      discharge   to   the  Security  Trustee  of  all  Fourth  Issuer  Secured
      Obligations.

18.   SET OFF

      The Security Trustee may at any time following the service of a Fourth Issuer Note Acceleration Notice (without notice and notwithstanding any settlement of account or other matter whatsoever) combine or consolidate all or any existing accounts of the Fourth Issuer whether in its own name or jointly with others and held by it or any Fourth Issuer Secured Creditor and may set off or transfer all or any part of any credit balance or any sum standing to the credit of any such account (whether or not the same is due to the Fourth Issuer from the Security Trustee or relevant Fourth Issuer Secured Creditor and whether or not the credit balance and the account in debit or the Fourth Issuer Secured Obligations are expressed in the same currency in which case the Security Trustee is hereby authorised to effect any necessary conversions at its prevailing rates of exchange) in or towards satisfaction of any of the Fourth Issuer Secured Obligations and may in its absolute discretion estimate the amount of any liability of the Third Issuer which is contingent or unascertained and thereafter set off such estimated amount and no amount shall be payable by the Security Trustee to the Fourth Issuer unless and until all Fourth Issuer Secured Obligations have been ascertained and fully repaid or discharged.

19.   EXECUTION OF DOCUMENTS

      Any document required to be executed as a deed by the Security Trustee under or in connection with this Deed shall be validly executed if executed as a deed by a duly authorised attorney of the Security Trustee.

20.   EXERCISE OF CERTAIN RIGHTS

20.1  NO ENFORCEMENT BY FOURTH ISSUER SECURED CREDITORS

      Each of the Fourth Issuer Secured Creditors (other than the Noteholders, the Note Trustee acting on behalf of the Fourth Issuer Noteholders and the Security Trustee) hereby agrees with the Fourth Issuer and the Security Trustee that:

      (a) only the Security Trustee may enforce the security created in favour of the Security Trustee by this Deed in accordance with the provisions hereof; and

      (b) it shall not take any steps for the purpose of recovering any of the Fourth Issuer Secured Obligations (including, without limitation, by exercise any rights of set off) or enforcing any rights arising out of the Fourth Issuer Transaction Documents against the Fourth Issuer or procuring the winding up, administration (including, for the avoidance of doubt, the filing of documents with the court or the service of a notice of intention to appoint an administrator) or liquidation of the Fourth Issuer in respect of any of its liabilities whatsoever, unless a Fourth Issuer Note Acceleration Notice shall have been served or the Note Trustee, having become bound to serve a Fourth Issuer Note Acceleration Notice, and/or having become bound to take any steps or proceedings to enforce the said security pursuant to this Deed, fails to do so within 30 days of becoming so bound and that failure is continuing (in which case each of such Fourth Issuer Secured Creditors shall be entitled to take any such steps and proceedings as it shall deem necessary other than the presentation of a petition for the winding up of, or for an administration order in respect of, the Fourth Issuer or the filing

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

      of documents with the court or the service of a notice of intention to appoint an administrator in relation to the Fourth Issuer).

20.2  KNOWLEDGE OF SECURITY TRUSTEE OF A FOURTH ISSUER NOTE EVENT OF DEFAULT

      The Security Trustee will not be deemed to have knowledge of the occurrence of a Fourth Issuer Note Event of Default unless the Security Trustee has received written notice from a Fourth Issuer Secured Creditor stating that a Fourth Issuer Note Event of Default has occurred and describing that Fourth Issuer Note Event of Default.

20.3  DISCRETIONARY ENFORCEMENT

      Subject to the provisions of this Deed, the Security Trustee may at any time, at its discretion and without notice, take such proceedings and/or other action as it may think fit against, or in relation to, the Fourth Issuer or any other person to enforce their respective obligations under any of the Fourth Issuer Transaction Documents. Subject to the provisions of this Deed, at any time after the security created by this Deed has become enforceable, the Security Trustee may, at its discretion and without notice, take such steps as it may think fit to enforce such security.

20.4  MANDATORY ENFORCEMENT

      The Security Trustee shall not be bound to take any steps or to institute any proceedings or to take any other action under or in connection with any of the Fourth Issuer Transaction Documents (including, without limitation, enforcing the security constituted by or pursuant to this
      Deed) unless (subject to the provisions of Condition 10 of the Fourth Issuer Notes) the Security Trustee:

      (a) shall have been directed or requested to do so by an Extraordinary Resolution of the Class A Noteholders, the Class B Noteholders or the Class C Noteholders or in writing by the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of the Class A Fourth Issuer Notes, the Class B Fourth Issuer Notes or the Class C Fourth Issuer Notes then outstanding or by any other Third Issuer Secured Creditor PROVIDED THAT:

             (i) the Security Trustee shall not, and shall not be bound to, act at the direction or request of the Class B Noteholders as aforesaid unless either so to do would not, in the sole opinion of the Security Trustee, be materially prejudicial to the interests of the Class A Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Noteholders;

             (ii) the Security Trustee shall not, and shall not be bound to, act at the direction or request of the Class C Noteholders as aforesaid unless either so to do would not, in the sole opinion of the Security Trustee, be materially prejudicial to the interests of the Class A Noteholders and/or the Class B Noteholders or such action is sanctioned by an Extraordinary Resolution of the Class A Noteholders and/or the Class B Noteholders, as the case may be;

             (iii) the Security Trustee shall not,  and  shall not be bound to, act at the direction or request of any other Fourth Issuer Secured Creditor as aforesaid unless so to do would not, in the sole opinion of the Security Trustee, be materially prejudicial to the interests of the Class A Noteholders and the Class B Noteholders and the Class C Noteholders or such action is sanctioned by Extraordinary Resolutions of the Class A Noteholders and the Class B

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                   Noteholders  and the  Class  C  Noteholders  and  each of the
                   Fourth Issuer Secured Creditors who ranks higher than the relevant Fourth Issuer Secured Creditor in the order or priority of payments in CLAUSE 6 (Payments out of the Fourth Issuer Accounts upon Enforcement) consents to such action; and

      (b) shall have been indemnified and/or secured to its satisfaction against all liabilities, actions, proceedings, claims and demands to which it may thereby render itself liable and all costs, charges, damages and expenses which it may incur by so doing and the terms of such indemnity may include the provision of a fighting fund, non-recourse loan or other similar arrangement.

20.5  DISPOSAL OF FOURTH ISSUER CHARGED PROPERTY

      Notwithstanding CLAUSE 8 (The Security Trustee's Powers), if the Fourth Issuer Security has become enforceable otherwise than by reason of a default in payment of any amount due on the Class A Notes (or, once the Class A Notes have been redeemed in full, the Class B Notes or, once the Class A Notes and the Class B Notes have been redeemed in full, the Class C Notes), the Security Trustee will not be entitled to dispose of any of the Fourth Issuer Charged Property unless either a sufficient amount would be realised to allow discharge in full of all amounts owing to the Class A Noteholders and, once all of the Class A Noteholders have been repaid, the Class B Noteholders and, once all of the Class A Noteholders and the Class B Noteholders have been repaid, the Class C Noteholders or the Security Trustee is of the sole opinion, which shall be binding on the Fourth Issuer Secured Creditors, reached after considering at any time and from time to time the advice of any financial adviser (or such other professional advisers reasonably selected by the Security Trustee for the purpose of giving such advice), that the cash flow prospectively receivable by the Fourth Issuer will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Fourth Issuer, to discharge in full in due course all amounts owing to the Class A Noteholders (or once all of the Class A Noteholders have been repaid, the Class B Noteholders, or once all of the Class A Noteholders and the Class B Noteholders have been repaid, the Class C Noteholders). The fees and expenses of the aforementioned financial adviser or other professional adviser selected by the Security Trustee shall be paid by the Fourth Issuer.

21.   COVENANTS AND WARRANTIES

21.1  NOTICE OF ASSIGNMENT

      Immediately upon the execution of this Deed, the Fourth Issuer shall deliver one or more notices of assignment substantially in the form set out in Schedule 2 to each of the persons named in such notices and shall use all reasonable endeavours to procure the delivery to the Security Trustee on the date hereof of receipts from the addressees of such notices substantially in the form attached to the notice.

21.2  WARRANTY

      The Fourth Issuer warrants to the Security Trustee that it has taken all necessary steps to enable it to charge or assign as security the Fourth Issuer Charged Property in accordance with CLAUSE 3 (Security and Declaration of Trust), and that it has taken no action or steps to prejudice its right, title and interest in and to the Fourth Issuer Charged Property.

21.3  NEGATIVE COVENANTS

      So long as any of the Fourth Issuer Secured Obligations remain outstanding, the Fourth Issuer shall not, save to the extent permitted by or provided for in the Transaction Documents or with the prior written consent of the Security Trustee:

      (a) create or permit to subsist any mortgage, pledge, lien, charge or other security interest whatsoever (unless arising by operation of law) upon the whole or any part of its assets (including any uncalled capital) or its undertaking, present or future;

      (b)   (i)   carry  on  any  business   other  than  as  described  in  the
                  Prospectus dated [{circle}] relating to the issue of the Fourth Issuer Notes and the related activities described therein; or

            (ii) have any subsidiaries or any subsidiary undertakings (as defined in the Companies Act 1985) or any employees or premises;

      (c) transfer, sell, lend, part with or otherwise dispose of, or deal with, or grant any option or present or future right to acquire any of its assets or undertaking or any interest, estate, right, title or benefit therein or thereto or agree or attempts or purport to do so;

      (d) pay any dividend or make any other distribution to its shareholder or issue any further shares;

      (e) incur any indebtedness in respect of borrowed money whatsoever or give any guarantee or indemnity in respect of any indebtedness or of any obligation of any person;

      (f) consolidate or merge with any other person or convey or transfer its properties or assets substantially as an entirety to any other person;

      (g) permit any of the Fourth Issuer Transaction Documents to which it is a party to become invalid or ineffective, or the priority of the Security Interests created thereby to be reduced, or consent to any variation of, or exercise any powers of consent or waiver pursuant to the terms of any of the Fourth Issuer Transaction Documents to which it is a party, or permit any party to any of the Transaction Documents to which it is a party or any other person whose obligations form part of the Fourth Issuer Charged Property to be released from its respective obligations;

      (h) have an interest in any bank account other than the Fourth Issuer Accounts, unless such account or interest therein is charged to the Security Trustee on terms acceptable to it;

      (i) offer to surrender to any company any amounts which are available for surrender by way of group relief within Chapter IV of Part X of the Income and Corporation Taxes Act 1988 except for full payment at the current applicable rate of corporation tax applied to the surrendered amount and payable at the date when corporation tax is due to be paid by the claimant or would be due in the absence of the surrender;

      (j) allow or permit the group election in force between the Fourth Issuer and Funding 1 under Section 247 of the Income and Corporation Taxes Act 1988 to cease, unless required to do so by law;

      (k) do any act or thing the effect of which would be to make the Fourth Issuer resident in any jurisdiction other than the United Kingdom;

      (l) permit any person other than the Fourth Issuer and the Security Trustee to have any equitable interest in any of its assets or undertakings or any interest, estate, right, title or benefit therein;

      (m) purchase or otherwise acquire any Note or Notes (including the Fourth Issuer Notes); or

      (n) engage in any activities in the United States (directly or through agents) or derive any income from United States sources as determined under United States income tax principles or hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States tax principles.

21.4  POSITIVE COVENANTS

      The Fourth Issuer covenants and undertakes with the Security Trustee for the benefit of the Fourth Issuer Secured Creditors as follows:

      (a) at all times to carry on and conduct its affairs in a proper and efficient manner and in accordance with its constitutive documents and all laws and regulations applicable to it;

      (b) give to the Security Trustee within a reasonable time after request such information and evidence as it shall reasonably require and in such form as it shall reasonably require, including without prejudice to the generality of the foregoing the procurement by the Fourth Issuer of all such certificates called for by the Security Trustee pursuant to this Deed or any other Transaction Document for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or any other Transaction Document to which the Security Trustee is a party or by operation of law;

      (c) to cause to be prepared and certified by its auditors in respect of each Financial Year accounts in such form as will comply with relevant legal and accounting requirements applicable to it for the time being;

      (d) at all times to keep or procure the keeping of proper books of account and records and allow the Security Trustee and any person or persons appointed by the Security Trustee to whom the Fourth Issuer shall have no reasonable objection free access to such books of account and records at all times during normal business hours upon reasonable notice in writing provided that such inspection shall only be for the purposes of carrying out its duties under this Deed and any information so obtained shall only be used and passed on to any other person for the purpose of the Security Trustee carrying out its duties under this Deed;

      (e) to send to the Security Trustee a copy of every balance sheet, profit and loss account, source and application of funds statement (if any), report, or other notice, statement, circular or document issued or given to any holder of securities (including Noteholders and shareholders in their capacity as such) or creditors of the Fourth Issuer as soon as reasonably practicable after issue of the same;

      (f) to give notice in writing to the Security Trustee of the occurrence of any Fourth Issuer Note Event of Default, Potential Fourth Issuer Note Event of Default and/or service of a Fourth Issuer Note Acceleration Notice (such notice to be effective by the delivery of a copy of the Fourth Issuer Note Acceleration Notice to Security Trustee) immediately upon becoming aware thereof and without waiting for the Security Trustee to take any further action;

      (g) give to the Security Trustee (i) within fourteen days after demand by the Security Trustee therefor and (ii) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each Financial Year and in any event not later than the date required by statute to file or publish (whichever is earlier) such audited accounts after the end of each such Financial Year a certificate signed by two directors of the Fourth Issuer to the effect that as at a date not more than seven days before delivering such certificate (the CERTIFICATION DATE) there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Fourth Issuer Note Event of Default (or if such then exists or existed, specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate the Fourth Issuer has complied, to the best of such directors' knowledge and belief, with all its obligations contained in this Deed and each of the other Fourth Issuer Transaction Documents to which it is a party or (if such is not the case) specifying the respects in which it has not so complied;

      (h) at all times to execute all such further documents and do all such further acts and things as may in the reasonable opinion of the Security Trustee be necessary at any time or times to give effect to the terms and conditions of this Deed and the other Fourth Issuer Transaction Documents;

      (i) at all times to comply with the obligations and provisions binding upon it under and pursuant to this Deed and the other Fourth Issuer Transaction Documents;

      (j) duly and promptly to pay and discharge all Taxes imposed upon it or its assets unless such Taxes are, in the sole opinion of the Security Trustee, being contested in good faith by the Fourth Issuer; and

      (k) so far as permitted by law to enter into and maintain in full force and effect a group income election under Section 247 of the Income and Corporation Taxes Act 1988 in relation to any such payments as are referred to in Section 247(4) of that Act and which are made under the Fourth Issuer Intercompany Loan Agreement by Funding 1 to the Fourth Issuer and ensure that no steps will be taken (whether by act, omission or otherwise) which would reasonably be expected to lead to the revocation or invalidation of the aforementioned election; and immediately to notify the Security Trustee if it becomes aware that the aforementioned election ceases to be in full force and effect or if circumstances arise, of which it is aware, which may result in that election ceasing to be in full force and effect.

21.5  FORMS 395

      The Fourth Issuer shall make a filing or shall procure that a filing is made with the Registrar of Companies of a duly completed Form 395 together with an executed original of this Deed within the applicable time limit.

22.   SUPPLEMENTS TO THE TRUSTEE ACTS

22.1  POWERS OF SECURITY TRUSTEE

      Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Trustee in relation to the trusts constituted by this Deed. Where there are any inconsistencies between the Trustee Act 1925, the Trustee Act 2000 and the provisions of this Deed, the provisions of this Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of this Deed shall constitute a restriction or exclusion for the purposes of that Act.

      By way of supplement it is expressly declared as follows:

      (a) the Security Trustee may in relation to this Deed or any of the other Fourth Issuer Transaction Documents act on the opinion or advice of, or a certificate or any information obtained from, any lawyer, banker, valuer, surveyor, securities company, broker, auctioneer, accountant or other expert or adviser in the United Kingdom or elsewhere (including, without limitation, any certificate or confirmation from the Rating Agencies), whether obtained by the Security Trustee or any Receiver and shall not be responsible for any loss occasioned by so acting;

      (b) any such opinion, advice, certificate or information may be sent or obtained by letter, telegram, telex, facsimile reproduction or in any other form and the Security Trustee shall not be liable for acting in good faith on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic provided that such error or lack of authenticity is not manifest;

      (c) the Security Trustee shall (save as expressly otherwise provided in this Deed or any of the other Fourth Issuer Transaction
             Documents) as regards all rights, powers, authorities and discretions vested in it by this Deed or any of the other Transaction Documents, or by operation of law, have absolute and uncontrolled discretion as to, and save as otherwise provided in this Deed shall not be liable for any loss, liability, costs, expenses or inconvenience arising as a result of, the exercise or non-exercise thereof;

      (d) the Security Trustee shall be at liberty to place this Deed and all deeds and other documents relating to this Deed with any bank or banking company, or lawyer or firm of lawyers believed by it to be of good repute, in any part of the world, and the Security Trustee shall not be responsible for or be required to insure against any loss incurred in connection with any such deposit and the Fourth Issuer shall pay all sums required to be paid on account of or in respect of any such deposit;

      (e) the Security Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay, on such terms as it in its absolute discretion deems fit, an agent to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Security Trustee (including the receipt and payment of money). The Security Trustee (except where such agent is an affiliate or associated company of, or otherwise connected with, the Security Trustee) shall not be responsible for any misconduct or default on the part of any person appointed by it in good faith hereunder or be bound to supervise the proceedings or acts of any such persons;

      (f) where it is necessary or desirable for any purpose in connection with this Deed to convert any sum from one currency to another it shall (unless otherwise provided by this Deed or required by law) be converted at such rate or rates in accordance with such method and as at such date for the determination of such rate of exchange, as may be specified by the Security Trustee in its absolute discretion but having regard to current rates of exchange if available and the Security Trustee shall not be liable for any loss occasioned by the said conversion under this paragraph (f);

      (g) subject to Clause 23.6 (Consent of Security Trustee), any consent given by the Security Trustee for the purposes of this Deed or any of the other Transaction Documents may be given on such terms and subject to such conditions (if any) as the Security Trustee in its absolute discretion thinks fit and, notwithstanding anything to the contrary contained in this Deed or any of the other Fourth Issuer Transaction Documents, may be given retrospectively;

      (h) the Security Trustee shall be entitled to rely (without investigation or further inquiry) upon a certificate, reasonably believed by it to be genuine, of the Fourth Issuer or any other person in respect of every matter and circumstance for which a certificate is expressly provided for under this Deed or the other Fourth Issuer Transaction Documents and to call for and rely upon a certificate of the Fourth Issuer or any other person reasonably believed by it to be genuine as to any other fact or matter prima facie within the knowledge of the Fourth Issuer or such person as sufficient evidence thereof and the Security Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused by it failing to do so;

      (i) the Security Trustee shall be entitled to rely (without investigation or further inquiry) upon instructions or directions given to it by the Note Trustee as being given on behalf of the relevant class of Fourth Issuer Noteholders and the Security Trustee shall not be bound in any such case to inquire as to the compliance with the Fourth Issuer Trust Deed or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused by it failing to do so;

      (j) the Security Trustee shall not be responsible for acting upon any resolution purporting to have been passed at any meeting of the Class A Noteholders or the Class B Noteholders or the Class C Noteholders in respect whereof minutes have been made and purporting to have been signed by the chairman thereof, even though it may subsequently be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any reason the resolution was not valid or binding upon the Class A Noteholders or the Class B Noteholders or the Class C Noteholders;

      (k) the Security Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence of the facts stated therein a certificate or letter of confirmation certified as true and accurate and signed on behalf of DTC, Euroclear, Clearstream, Luxembourg or any depository or common depository for them or such person as the Security Trustee considers appropriate, or any form of record made by any of them to the effect that any particular time or through any particular period any particular person is, was or will be shown in its records as entitled to a particular number of Fourth Issuer Notes;

      (l) the Security Trustee shall, in connection with the exercise by it of any of its trusts, duties, rights, powers, authorities and discretions under this Deed and the other Fourth Issuer Transaction Documents:

             (i) where it is required to have regard to the interests of the Fourth Issuer Noteholders of any class, it shall have regard to the interests of such Fourth Issuer Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, shall not have regard to, or be in any way liable for, the consequences of any exercise thereof for individual Fourth Issuer Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Security Trustee shall not be entitled to require, nor shall any Fourth Issuer Noteholder be entitled to claim, from the Fourth Issuer, the Security Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Fourth Issuer Noteholders; and

             (ii) be entitled to assume that such exercise will not be materially prejudicial to the interests of the Class A Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class A Notes would not be adversely affected by such exercise, that such exercise will not be materially prejudicial to the interests of the Class B Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class B Notes would not be adversely affected by such exercise and that such exercise will not be materially prejudicial to the interests of the Class C Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class C Notes will not be adversely affected by such exercise;

      (m)    the  Security  Trustee  shall  have  no  responsibility   for  the
             maintenance of any rating of the Fourth Issuer Notes by the Rating Agencies or any other person;

      (n) the Security Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Security Trustee assigned by the Security Trustee to administer its corporate trust matters unless it shall be proved that the Security Trustee was negligent in ascertaining the pertinent facts;

      (o) no provision of this Deed or any other Document shall require the Security Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers or otherwise in connection with this Deed or any other Fourth Issuer Transaction Document (including, without limitation, forming any opinion or employing any legal, financial or other adviser), if it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

      (p) the Security Trustee shall not (unless and to the extent ordered to do so by a court of competent jurisdiction) be required to disclose to any Fourth Issuer Secured Creditor any information made available to the Security Trustee by the Fourth Issuer in connection with the trusts of this Deed or the Fourth Issuer Transaction Documents and no Fourth Issuer Secured Creditor shall be entitled to take any action to obtain from the Security Trustee any such information; and

      (q) the Security Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trust as the Security Trustee may determine, including for the purpose of depositing with a custodian this Deed or any documents relating to the trusts created hereunder. The Security Trustee shall not be responsible for any misconduct or default on the part of any person appointed by it in good faith hereunder or be bound to supervise the proceedings or acts of any such persons.

22.2  REPRESENTATIONS AND WARRANTIES, ETC.

      The Security Trustee shall not be responsible for any recitals or statements or warranties or representations of any party (other than the Security Trustee) contained herein or in any other Transaction Document or any other document entered into in connection therewith and may assume the accuracy and correctness thereof and shall not be responsible for the execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of any such agreement or other document or any trust or security thereby constituted or evidenced. The Security Trustee may accept without enquiry, requisition or objection such title as the Fourth Issuer may have to the Fourth Issuer Charged Property or any part thereof from time to time and shall not be required to investigate or make any enquiry into the title of the Fourth Issuer to the Fourth Issuer Charged Property or any part thereof from time to time whether or not any default or failure is or was known to the Security Trustee or might be, or might have been, discovered upon examination, inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing, each Fourth Issuer Secured Creditor shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Fourth Issuer, and the Security Trustee shall not at any time have any responsibility for the same and each Fourth Issuer Secured Creditor shall not rely on the Security Trustee in respect thereof.

22.3  PERFECTION

      The Security Trustee shall not be bound to give notice to any person of the execution of this Deed nor shall it be liable for any failure, omission or defect in perfecting the security intended to be constituted hereby including, without prejudice to the generality of the foregoing:

      (a) failure to obtain any licence, consent or other authority for the execution of the same;

      (b) failure to register the same in accordance with the provisions of any of the documents of title of the Fourth Issuer to any of the Fourth Issuer Charged Property; and

      (c) failure to effect or procure registration of or otherwise protect any of the Fourth Issuer Transaction Documents by registering the same under any registration laws in any territory, or by registering any notice, caution or other entry prescribed by or pursuant to the provisions of the said laws.

22.4  ENFORCEABILITY, ETC.

      The Security Trustee shall not be responsible for the genuineness, validity, suitability or effectiveness of any of the Fourth Issuer Transaction Documents or any other documents entered into in connection therewith or any other document or any obligations or rights created or purported to be created thereby or pursuant thereto or any security or the priority thereof constituted or purported to be constituted by or pursuant to this Deed or any of the Fourth Issuer Transaction Documents, nor shall it be responsible or liable to any person because of any invalidity of any provision of such documents or the unenforceability thereof, whether arising from statute, law or decision of any court and (without prejudice to the generality of the foregoing) the Security Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

      (a) the nature, status, creditworthiness or solvency of the Fourth Issuer or Funding 1 or any other person or entity who has at any time provided any security or support whether by guarantee, charge or otherwise in respect of any advance made to the Fourth Issuer;

      (b)    the  title,  ownership,  value,  sufficiency,  enforceability   or
             existence of any Fourth Issuer Charged Property or any security (howsoever described) relating thereto;

      (c) the execution, legality, validity, adequacy, admissibility in evidence, sufficiency or enforceability of this Deed or any other Fourth Issuer Transaction Document comprised within the Fourth Issuer Charged Property or any other document entered into in connection therewith;

      (d) the registration, filing, protection or perfection of any security relating to this Deed or the other Transaction Documents relating to the Fourth Issuer Charged Property or the priority of the security thereby created whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

      (e) the scope or accuracy of any representations, warranties or statements made by or on behalf of the Fourth Issuer or any other person or entity who has at any time provided any Fourth Issuer Transaction Document comprised within the Fourth Issuer Charged Property or in any document entered into in connection therewith;

      (f) the performance or observance by the Fourth Issuer or any other person with any provisions of this Deed or any other Fourth Issuer Transaction Document comprised within the Fourth Issuer Charged Property or in any document entered into in connection therewith or the fulfilment or satisfaction of any conditions contained therein or relating thereto or as to the existence or occurrence at any time of any default, event of default or similar event contained therein or any waiver or consent which has at any time been granted in relation to any of the foregoing;

      (g) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with the Fourth Issuer Charged Property;

      (h) the title of the Fourth Issuer to any of the Fourth Issuer Charged Property;

      (i) the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be created by or pursuant to this Deed or other documents entered into in connection herewith;

      (j) the failure to call for delivery of documents of title to or require any transfers, assignments, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of this Deed or any other document; or

      (k) any other matter or thing relating to or in any way connected with this Deed or the Fourth Issuer Charged Property or any document entered into in connection therewith whether or not similar to the foregoing.

22.5  NO SUPERVISION

      The Security Trustee shall be under no obligation to monitor or supervise the respective functions of the Fourth Issuer Account Bank under the Fourth Issuer Bank Account Agreement or the Fourth Issuer Cash Manager under the Fourth Issuer Cash Management Agreement or of any other person under or pursuant to any of the other Transaction Documents.

22.6  NO LIABILITY

      The Security Trustee shall not be liable or responsible for any loss, cost, damage, expense or inconvenience which may result from anything done or omitted to be done by it under this Deed or any of the other Transaction Documents subject, with respect to the Fourth Issuer, to Clause 11.1 and otherwise, save where the same arises as a result of the Security Trustee's fraud, wilful default or gross negligence.

22.7  CONCLUSIVE AND BINDING DETERMINATIONS

      The Security Trustee as between itself and the Fourth Issuer Secured Creditors shall have full power to determine all questions and doubts arising in relation to any of the provisions of this Deed and the other Fourth Issuer Transaction Documents and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Security Trustee, shall be conclusive and shall bind the Security Trustee and the Fourth Issuer Secured Creditors.

22.8  USE OF PROCEEDS

      The Security Trustee shall not be responsible for the receipt or application by the Fourth Issuer of the proceeds of the issue of the Fourth Issuer Notes.

22.9  MATERIAL PREJUDICE

      The Security Trustee may determine whether or not any event, matter or thing is, in its opinion, materially prejudicial to the interests of the Fourth Issuer Secured Creditors and if the Security Trustee shall certify that any such event, matter or thing is, in its opinion, materially prejudicial, such certificate shall be conclusive and binding upon the Fourth Issuer Secured Creditors.

22.10 NO INDEMNITY

      None of the provisions of this Deed shall, in any case in which the Security Trustee has failed to show the degree of care and diligence required of it as security trustee of this Deed, having regard to the provisions of this Deed and any of the other Fourth Issuer Transaction Documents to which the Security Trustee is a party conferring on the Security Trustee any powers, authorities or discretions, relieve or indemnify the Security Trustee against any liabilities which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under this Deed.

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

23.   SUPPLEMENTAL PROVISIONS REGARDING THE SECURITY TRUSTEE

23.1  ASSUMPTION OF NO DEFAULT

      Except as herein otherwise expressly provided, the Security Trustee shall be and is hereby authorised to assume without enquiry, and it is hereby declared to be the intention of the Security Trustee that it shall assume without enquiry, that the Fourth Issuer and each of the other parties thereto is duly performing and observing all the covenants and provisions contained in this Deed and the other Transaction Documents to be performed and observed on their parts and that no event has occurred which constitutes a Fourth Issuer Note Event of Default or a Potential Fourth Issuer Note Event of Default or which would cause a right or remedy to become exercisable, whether by Funding 1, the Fourth Issuer or the Security Trustee, under or in respect of any of the Transaction Documents.

23.2  DELEGATION

      The Security Trustee may, in the execution of all or any of the trusts, powers, authorities and discretions vested in it by this Deed or any of the other Fourth Issuer Transaction Documents, act by responsible officers or a responsible officer for the time being of the Security Trustee. The Security Trustee may also, whenever it thinks expedient in the interests of the Fourth Issuer Secured Creditors, whether by power of attorney or otherwise, delegate to any person or persons all or any of the trusts, rights, powers, duties, authorities and discretions vested in it by this Deed or any of the other Fourth Issuer Transaction Documents. Any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate) as the Security Trustee may think fit in the interests of the Third Issuer Secured Creditors or any of them and, provided that the Security Trustee shall have exercised reasonable care in the selection of such delegate and, where a power to sub-delegate has been given, has obliged the delegate to exercise reasonable care in the selection of any sub-delegate, the Security Trustee shall not be bound to supervise the proceedings of, or be responsible for any loss incurred by any misconduct or default on the part of, such delegate or sub-delegate. The Security Trustee shall give prompt notice to the Fourth Issuer of the appointment of any delegate as aforesaid and shall procure that any delegate shall also give prompt notice of the appointment of any sub-delegate to the Fourth Issuer.

23.3  COMMERCIAL TRANSACTIONS

      The Security Trustee shall not, and no director, officer or employee of any corporation being a trustee hereof shall, by reason of the fiduciary position of the Security Trustee, be in any way precluded from making any contracts or entering into any transactions in the ordinary course of business with the Fourth Issuer, Funding 1 or Holdings or any other subsidiary of Holdings or any other party to the Fourth Issuer Transaction Documents or any other party to any of the Fourth Issuer Transaction Documents or from accepting the trusteeship of any stock, shares, debenture stock, debentures or securities of any such person. Without prejudice to the generality of the foregoing, it is expressly declared that such contracts and transactions include any contract or transaction in relation to the placing, underwriting, purchasing, subscribing for or dealing with or lending money upon or making payments in respect of any stock, shares, debenture stock, debentures or other securities of the Fourth Issuer, Funding 1 or Holdings or any other subsidiary of Holdings or any other party to the Fourth Issuer Transaction Documents or any contract of banking or insurance with the Fourth Issuer, Funding 1 or Holdings or any other subsidiary of Holdings or any other party to the Transaction Documents. Neither the Security Trustee nor any such director or officer of the Security Trustee shall be accountable to any of the Fourth Issuer Secured Creditors or the Fourth Issuer, Funding 1 or Holdings for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions. The Security Trustee and any such director, officer or employee shall be at liberty to retain the same for its or his own benefit.

23.4  ADDITIONAL POWERS

      The powers conferred by this Deed upon the Security Trustee shall be in addition to any powers which may from time to time be vested in it by general law.

23.5  DUTIES AND RESPONSIBILITIES OF SECURITY TRUSTEE

      The Security Trustee has no duties or responsibilities except those expressly set out in this Deed or in the Transaction Documents.

23.6  CONSENT OF SECURITY TRUSTEE

      If a request in writing is made to the Security Trustee by the Fourth Issuer or any other person to give its consent to any event, matter or thing, then:

      (a) if the Fourth Issuer Transaction Document specifies that the Security Trustee is required to give its consent to that event, matter or thing if certain specified conditions are satisfied in relation to that event, matter or thing, then the Security Trustee shall give its consent to that event, matter or thing upon being satisfied acting reasonably that those specified conditions have been satisfied; and

      (b) in any other case, the Security Trustee may give its consent if to do so would not, in its opinion, be materially prejudicial to the interests of the Fourth Issuer Secured Creditors.

23.7  INTERESTS OF THIRD ISSUER SECURED CREDITORS

      Where the Security Trustee is required to have regard to the interests of any Fourth Issuer Secured Creditor (other than the Fourth Issuer Noteholders), the Security Trustee shall consult with such Fourth Issuer Secured Creditor and may rely on the opinion of such Fourth Issuer Secured Creditor as to whether any act, matter or thing is or is not in the interests of, or materially prejudicial to the interests of, such Fourth Issuer Secured Creditor.

23.8  MODIFICATION TO TRANSACTION DOCUMENTS

      (a) Without prejudice to CLAUSE 23.6 (Consent of Security Trustee), the Security Trustee may from time to time and at any time without any consent or sanction of the Fourth Issuer Secured Creditors concur with the Fourth Issuer or any person in making or sanctioning any modification:

             (i) to any of the Fourth Issuer Transaction Documents which in the opinion of the Security Trustee it may be expedient to make, provided that the Security Trustee is of the opinion, acting reasonably, that such modification will not be materially prejudicial to the interests of the or, if it is not of that opinion in relation to any Fourth Issuer Secured Creditor, such Fourth Issuer Secured Creditor has given its written consent to such modification; or

             (ii) to any of the Transaction Documents which in the Security Trustee's opinion is made to correct a manifest error or an error established as such to the satisfaction of the Security Trustee or is of a formal, minor or technical nature.

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

      (b) Without prejudice to CLAUSE 23.6 (Consent of Security Trustee) and subject to paragraph (c) below, the Security Trustee shall be required to give its consent to any modifications to Mortgage Sale Agreement, the Servicing Agreement, the Cash Management Agreement, the Funding 1 Deed of Charge, the Funding 1 Liquidity Facility Agreement, the Funding 1 Swap Agreement, the Intercompany Loan Terms and Conditions, the Bank Account Agreement and the Amended and Restated Master Definitions and Construction Schedule that are requested by Funding 1 or the Cash Manager, provided that (i) the Funding 1 Liquidity Facility Provider the Funding 1 Swap Provider and each of the Fourth Issuer Swap Providers provide written confirmation to the Security Trustee consenting to such modification of any and all of those documents listed under this paragraph (b) to which they are, respectively, a party (such consent not to be unreasonably withheld) and in any event such consent shall be deemed to be given by each of the Funding 1 Liquidity Facility Provider, the Funding 1 Swap Provider and each Fourth Issuer Swap Provider (as the case may be) if no written response is received by the Security Trustee from each party, respectively, by the tenth Business Day after the Security Trustee's request for such consent and (ii) Funding 1 or the Cash Manager, as the case may be, has certified to the Security Trustee in writing that such modifications are required in order to accommodate:

             (i) the entry by Funding 1 into New Intercompany Loan Agreements and/or the addition of other relevant creditors to the Transaction Documents;

             (ii)  the issue of new types of notes by New Issuers;

             (iii) the inclusion of Funding 2 as a beneficiary of the Mortgages
                   Trust;

             (iv)  the issue of new notes by Funding 2;

             (v)   the assignment of New Loan Types to the Mortgages Trustee;

             (vi) changes to be made to the Reserve Fund Required Amount and/or the manner in which the Reserve Fund is funded;

             (vii) changes to be made to the definitions of Asset Trigger Event and Non-Asset Trigger Event; and

             (viii)the addition of an Additional  Funding  1 Liquidity Facility pursuant to the terms of the Funding 1 Deed of Charge.

      (c) The Security Trustee shall only be required to give its consent to the modifications set out in paragraph (b) above if the Security Trustee is satisfied that:

             (i)   in respect of the  matters set out in  paragraphs  (b)(i) to
                   (b)(iv) inclusive, the relevant conditions precedent to, as applicable, the addition of New Issuers (as set out in Clause 2.2 of the Intercompany Loan Terms and Conditions), the inclusion of Funding 2 as a beneficiary of the Mortgages Trust (as set out in Clause 13 (Funding 2 becomes a beneficiary of the Mortgages Trust) of the Mortgages Trust
                   Deed) and the assignment of New Loans to the Mortgages Trustee (as set out in Clause 4 (Sale and Purchase of New Portfolios) of the Mortgage Sale Agreement), have been satisfied; and

             (ii)  in respect of the  matters set out in  paragraphs  (b)(i) to
                   (b)(vii) inclusive, the Security Trustee has received written confirmation from each of the Rating Agencies that the relevant modifications will not adversely affect the then current ratings of the Fourth Issuer Notes.

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

(d) Each Fourth Issuer Secured Creditor hereby acknowledges that the Security Trustee is required to make the modifications set out in paragraph (b) above (subject to paragraph (c)), and each Fourth Issuer Secured Creditor further acknowledges that such modifications may adversely affect the manner in which the Mortgages Trustee allocates monies to Funding 1 and/or the manner in which Funding 1 pays monies to the Fourth Issuer and/or the amount of monies available to the Fourth Issuer to meet the Fourth Issuer Secured Obligations. Each Fourth Issuer Secured Creditor agrees that such modifications shall be binding on it and unless the Security Trustee otherwise agrees, notice thereof shall be given by the Fourth Issuer Cash Manager to the Fourth Issuer Secured Creditors as soon as practicable after the modifications have been made.

      (e) Each of the Fourth Issuer Secured Creditors agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other documents and instruments as may be required by law or requested by the other party at the other party's expense to establish, maintain and protect the rights and remedies of the other party and carry out and effect the intent and purpose of this Clause 23.8.

23.9  RATING AGENCIES

      If:

            (a) a confirmation of rating or other response by a Rating Agency is a condition to any action or step under this Deed or any other Transaction Document; and

            (b) a written request for such confirmation or response is delivered to each Rating Agency by the Fourth Issuer (copied to the Security Trustee) and either one or more Rating Agency (each a NON-RESPONSIVE RATING AGENCY) indicates that it does not consider such confirmation or response necessary in the circumstance or within 30 days of delivery of such request elicits no confirmation or response and/or such request elicits no statement by such Rating Agency that such confirmation or response could not be given; and

            (c) at least one Rating Agency gives such a confirmation or response based on the same facts,

             then such condition shall be deemed to be modified with respect to the facts set out in the request referred to in (b) so that there shall be no requirement for the confirmation or response from the Non-Responsive Rating Agency.

             The Security Trustee shall be entitled to treat as conclusive a certificate by any director, officer or employee of the Fourth Issuer, Funding 1, the Seller, any investment to bank or financial adviser acting in relation to the Fourth Issuer Notes as to any matter referred to in (b) in the absence of manifest error or the Security Trustee having facts contradicting such certificates specifically drawn to his attention and the Security Trustee shall not be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be causes as a result of treating such certificate as conclusive.

23.10 AUTHORISATION OR WAIVER OF BREACH

      The Security Trustee may, without the consent of the Fourth Issuer Secured Creditors and without prejudice to its right in respect of any further or other breach, from time to time and at any time, but only if and in so far as in its opinion acting reasonably the interests of the Fourth Issuer Secured Creditors will not be materially prejudiced thereby authorise or waive, on such terms and conditions (if any) as shall seem expedient to it, any proposed or actual breach of any of the covenants or provisions contained in or arising pursuant to any of the Transaction Documents. Any such authorisation or waiver shall be binding on the Fourth Issuer Secured Creditors and, unless the Security Trustee otherwise agrees, notice thereof shall be given by the Fourth Issuer Cash Manager to the Fourth Issuer Secured Creditors as soon as practicable thereafter.

23.11 INCORPORATION BY REFERENCE

      The provisions of Schedule 4 to the Fourth Issuer Trust Deed shall be deemed to be incorporated in this Deed but as if references therein to the Note Trustee were to the Security Trustee.

24.   REMUNERATION AND INDEMNIFICATION OF THE SECURITY TRUSTEE

24.1  REMUNERATION

      (a) The Fourth Issuer shall (subject as hereinafter provided) pay to the Security Trustee annually a fee of such amount and payable on such dates as shall from time to time be agreed in writing by the Fourth Issuer and the Security Trustee, provided that if and for so long as the Note Trustee and the Security Trustee are the same person, no such fee shall be payable under this Deed. All such remuneration shall be payable in accordance with the Fourth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, the Fourth Issuer Post-Enforcement Priority of Payments. Such remuneration shall accrue from day to day and shall be payable up to and including the date when all of the Fourth Issuer Secured Obligations have been paid or discharged and the Security Trustee has released, reassigned and/or discharged the Fourth Issuer Charged Property as provided in CLAUSE 4.1 (Prior to Payment or Discharge of Fourth Issuer Secured Obligations).

      (b) The Fourth Issuer shall in addition pay to the Security Trustee an amount equal to the amount of any VAT chargeable in respect of its remuneration hereunder subject to the Security Trustee issuing to the Fourth Issuer a proper VAT invoice in respect thereof.

24.2  ADDITIONAL REMUNERATION

      In the event of a Fourth Issuer Note Event of Default or Potential Fourth Issuer Note Event of Default occurring or in the event of the Security Trustee finding it expedient or necessary or being required to undertake any duties which the Security Trustee and the Fourth Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Security Trustee under this Deed, the Fourth Issuer shall pay to the Security Trustee such additional remuneration as shall be agreed between the Security Trustee and the Fourth Issuer.

24.3  DISPUTES

      In the event of the Security Trustee and the Fourth Issuer failing to agree upon the amount of any remuneration from time to time pursuant to CLAUSE 24.1 (Remuneration) or to agree in a case to which CLAUSE 24.2 (Additional Remuneration) above applies, upon whether such duties are of an exceptional nature or otherwise outside the scope of the normal duties of the Security Trustee hereunder or upon the amount of such additional remuneration, such matters shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Trustee and approved by the Fourth Issuer or, failing such approval, nominated by the President for the time being of the Law Society of England and Wales, the expenses being involved in such nomination and the fees of such investment bank being payable by the Fourth Issuer, and the decision of any such investment bank shall be final and binding on the Fourth Issuer and the Security Trustee.

24.4  EXPENSES

      In addition to remuneration hereunder, the Fourth Issuer shall on written request, pay (on the basis of a full indemnity) all other costs, charges and expenses which the Security Trustee may properly incur in relation to the negotiation, preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Deed, the Fourth Issuer Security and any of the other Fourth Issuer Transaction Documents to which the Security Trustee is a party including but not limited to travelling and legal expenses and any stamp, issue, registration, documentary and other Taxes or duties paid or payable by the Security Trustee in connection with any action taken or contemplated by or on behalf of the Security Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, this Deed or any of the other Transaction Documents.

24.5  INDEMNITY

      Subject to Clause 22.10 (No Indemnity) and without prejudice to the right of indemnity by law given to trustees, the Fourth Issuer shall indemnify the Security Trustee, on an after Tax basis, in respect of all proceedings (including claims and liabilities in respect of taxes other than on its own overall net income), claims and demands and all costs, charges, expenses (including, without prejudice to the generality of the foregoing, legal and travelling expenses), and liabilities to which it (or any person appointed by it to whom any trust, power, authority or discretion may be delegated by it in the execution or purported execution of the trusts, powers, authorities or discretions vested in it by or pursuant to this Deed and any of the other Fourth Issuer Transaction Documents to which the Security Trustee is a party) may be or become liable or which may be properly incurred by it (or any such person as aforesaid) in the execution or purported execution of any of its trusts, powers, authorities and discretions hereunder or its functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to this Deed and any of the other Fourth Issuer Transaction Documents to which the Security Trustee is a party, or any such appointment and the Security Trustee shall be entitled to be indemnified out of the Fourth Issuer Charged Property in respect thereof save where the same arises as the result of the fraud, negligence or wilful default of the Security Trustee or its officers or employees. The Security Trustee shall not be entitled to be indemnified twice in respect of the same matter pursuant to this Clause and the indemnity contained in Clause 12.2 (Indemnity) of this Deed.

24.6  SURVIVAL

      Unless otherwise specifically stated in any discharge of this Deed, the provisions of this Clause 24 shall continue in full force and effect notwithstanding such discharge.

25.   APPOINTMENT OF NEW SECURITY TRUSTEE AND REMOVAL OF SECURITY TRUSTEE

25.1  POWER OF FOURTH ISSUER

(a) The power of appointing a new Security Trustee and removing the Security Trustee or any new Security Trustee shall be vested in the Fourth Issuer, provided that such appointment or removal must be approved by (i) an Extraordinary Resolution of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders and (ii) in writing by each Fourth Issuer Secured Creditor (such approval not to be reasonably withheld or delayed). Any appointment of a new Security Trustee and any retirement or removal of an existing Security Trustee hereof shall as soon as practicable thereafter be notified by the Fourth Issuer to the Fourth Issuer Secured Creditors.

(b) Any new Security Trustee must (i) meet the requirements of section 26(a)(1) of the US Investment Company Act of 1940; (ii) not be an affiliate (as defined in Rule 405 of the US Securities Act of 1933, as amended) of the Fourth Issuer or of any person involved in the organisation or operation of the Fourth Issuer; (iii) not offer or provide credit or credit enhancement to the Fourth Issuer; and (iv) execute an agreement or instrument concerning the Fourth Issuer Notes containing provisions to the effect set forth in section 26(a)(3) of the US Investment Company Act of 1940.

25.2  POWER OF SECURITY TRUSTEE

      Notwithstanding the provisions of Clause 25.1 (Power of Fourth Issuer), the Security Trustee may (as attorney for the Fourth Issuer) upon giving prior written notice to the Third Issuer but without the consent of the Fourth Issuer or the Fourth Issuer Secured Creditors appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate security trustee or as a co-trustee jointly with the Security Trustee:

      (a) if the Security Trustee considers such appointment to be in the interests of the Fourth Issuer Secured Creditors (or any of them);

      (b) for the purposes of conforming to any legal requirement, restrictions or conditions in any jurisdiction in which any particular act or acts are to be performed or any Fourth Issuer Charged Property is or is to be located; or

      (c) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of this Deed or any of the other Transaction Documents to which the Security Trustee is a party or obligations arising pursuant thereto or any of the security constituted by or pursuant to this Deed.

      The Fourth Issuer hereby irrevocably appoints the Security Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of this Deed or any of the other Transaction Documents to which the Security Trustee is a party) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Security Trustee by this Deed or any of the other Transaction Documents to which the Security Trustee is a party) and such duties and obligations as shall be conferred or imposed on it by the instrument of appointment. The Security Trustee shall have power in like manner to remove any such person. Such proper remuneration as the Security Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Deed be treated as costs, charges and expenses incurred by the Security Trustee.

25.3  MULTIPLE TRUSTEES

      Whenever there shall be more than two security trustees hereof, the majority of such security trustees shall be competent to execute and exercise all the trusts, powers, authorities and discretions vested by this Deed and any of the other Transaction Documents in the Security Trustee generally.

26.   RETIREMENT OF SECURITY TRUSTEE

      Any security trustee for the time being of this Deed may retire at any time upon giving not less than three calendar months' prior notice in writing to the Fourth Issuer without assigning any reason therefor and without being responsible for any costs resulting from such retirement. Provided, however, that the retirement or removal of any security trustee shall not become effective unless there remains at least one security trustee hereof in office upon such retirement or removal. The Fourth Issuer covenants that, in the event of a security trustee (being a sole security trustee) giving notice under this Clause or being removed as referred to in Clause 25.1 (Power of Fourth Issuer), it shall use its best endeavours to procure a new security trustee of this Deed to be appointed as soon as reasonably practicable thereafter. If within 60 days of having given notice of its intention to retire, the Fourth Issuer has failed to appoint a replacement Security Trustee, the outgoing Security Trustee will be entitled to appoint its successor (provided that such successor is acceptable to the Rating Agencies and will agree to the terms of this Deed) and that the Rating Agencies confirm in writing that the current ratings of the Notes shall not be either downgraded, reviewed or withdrawn as a result of such appointment).

27.   TRUST INDENTURE ACT PREVAILS

      If any provision of this Deed limits, qualifies or conflicts with another provision which is required to be included in this Deed by, and is not subject to a contractual waiver under, the U.S. Trust Indenture Act of 1939, as amended, the required provision of that act shall prevail.

28.   NOTICES AND DEMANDS

28.1  SERVICE OF NOTICES

      Any notices to be given pursuant to this Deed to any of the parties hereto shall be in writing and shall be sufficiently served if sent to the addresses given in Clause 28.2 (Addresses) by prepaid first class post, by hand or facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched, (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a Business Day or on the next Business Day if delivered thereafter or on a day which is not a Business Day or (in the case of first class post) when it would be received in the ordinary course of the post.

28.2  ADDRESSES

      The addresses referred to in this Clause 28.2 are as follows:

      (a) in the case of the Fourth Issuer, to Permanent Financing (No. 4) PLC at Blackwell House, Guildhall Yard, London EC2V 5AE (facsimile number +44 (0) 20 7556 0975) for the attention of the Directors with a copy to Halifax plc at the address and facsimile number set out in paragraph below;

      (b) in the case of the Security Trustee and the Note Trustee, to The Bank of New York, 48th Floor, One Canada Square, London E14 5AL (facsimile number +44 (0) 20 7964 6399) for the attention of Global Structured Finance - Corporate Trust;

      (c) in the case of the Principal Paying Agent, the Agent Bank, the Registrar and the Transfer Agent, to Citibank, N.A., London Branch, 5 Carmelite Street, London EC4Y 0PA (facsimile number +44 (0) 20 7508 3878) for the attention of Agency and Trust;

      (d) in the case of the Fourth Issuer Cash Manager, to Halifax plc at Trinity Road (LP/3/3/SEC), Halifax, West Yorkshire HX1 2RG (facsimile number +44 (0) 113 235 7511) for the attention of the Head of Mortgage Securitisation with a copy to HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (0) 20 7574 8784) for the attention of the Head of Capital Markets and Securitisation;

      (e) in the case of the Fourth Issuer Account Bank, to Bank of Scotland plc, Leeds Business Centre, 116 Wellington Street, Leeds, LS1 4LT (facsimile number +44 (0) 1132 155804) for the attention of the Associate Director with copies to: Bank of Scotland plc, c/o Halifax plc, Bradford Business Centre, 28 Bank Street, Bradford BD1 1PT (facsimile number +44 (0) 1274 725290) for the attention of the Associate Director; Halifax plc, Trinity Road (LP/3/3/SEC), Halifax, West Yorkshire HX1 2RG (facsimile number +44 (0) 113 235
             7511) for the attention of the Head of Mortgage Securitisation; and HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (0) 207574 8784) for the attention of Head of Capital Markets and Securitisation;

      (f) in the case of the US Paying Agent, to Citibank, N.A., New York Branch, 14th Floor, Zone 3, 111 Wall Street, New York, New York 10043 for the attention of Agency and Trust (facsimile number +1 212 657 3862);

      (g)    in the case of  the  Series  1  Fourth  Issuer  Swap Providers, to
             Credit Suisse First Boston International, One Cabot Square, London E14 4QJ (facsimile number +44 (0) 20 7888 2686) for the attention of Managing Director - Legal Department;

      (h)    in the case of  the  Series  2  Fourth  Issuer  Swap Providers, to
             Credit Suisse First Boston International, One Cabot Square, London E14 4QJ (facsimile number +44 (0) 20 7888 2686) for the attention of Managing Director - Legal Department ;

      (i) in the case of the Series 3 Fourth Issuer Swap Providers, to Banque AIG, London Branch, One Curzon Street, London W1J 5RT (facsimile number +44 (0) 20 7659 7200) for the attention of Swaps Administration, with a copy to AIG Financial Products Corp., 50 Danbury Road, Wilton, CT 06897-4444, USA (facsimile number
              +1 203 222 4780)  for  the  attention  of Chief Financial Officer
             (with a copy to General Counsel);

      (j) in the case of the Series 4 Fourth Issuer Swap Providers, to JPMorgan Chase Bank, 125 London Wall, London EC2Y 5AJ (facsimile number +44 (0) 20 7777 4758) for the attention of Head of Legal Department - FX and Derivatives Group;

      (k) in the case of the Series 5 Fourth Issuer Swap Providers, to Banque AIG, London Branch, One Curzon Street, London W1J 5RT (facsimile number +44 (0) 20 7659 7200) for the attention of Swaps Administration, with a copy to AIG Financial Products Corp., 50 Danbury Road, Wilton, CT 06897-4444, USA (facsimile number
              +1 203 222 4780) for the attention  of  Chief  Financial  Officer
             (with a copy to General Counsel);

      (l) in the case of the Series 5 Class A Fourth Issuer Swap Providers, to HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (0) 20 7574 8133) for the attention of the Head of Legal;

      (m) in the case of the Corporate Services Provider, to Structured Finance Management Limited, Blackwell House, Guildhall Yard, London EC2V 5AE (facsimile number +44 (0) 20 7556 0975) for the attention of the Directors;

      (n)    in  the  case  of  Fitch  Ratings,  to  Fitch Ratings Limited, 101
             Finsbury    Pavement,   London   EC2A   1RS   (facsimile    number
             +44 (0) 20 7417 6262) for the attention of SF Surveillance;

      (o) in the case of Moody's, to Moody's Investor Services, 2 Minster Court, Mincing Lane, London EC3R 7XB (facsimile number +44 (0) 20 7772 5400) for the attention of Asset Backed Finance; and

      (p) in the case of S&P, to Standard & Poor's, Garden House, 18 Finsbury Circus, London EC2M 7BP (facsimile number +44 (0) 20 7826 3598) for the attention of the Structured Finance Surveillance Group, or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this Clause 28.

29.   FURTHER PROVISIONS

29.1  EVIDENCE OF INDEBTEDNESS

      In any action, proceedings or claim relating to this Deed or the charges contained in this Deed, a statement as to any amount due to any Fourth Issuer Secured Creditor or of the Fourth Issuer Secured Obligations or any part thereof or a statement of any amounts which have been notified to the Security Trustee as being amounts due to any Fourth Issuer Secured Creditor which is certified as being correct by an officer of the Security Trustee or an officer of the relevant Fourth Issuer Secured
      Creditor shall, save in the case of manifest error, be conclusive evidence that such amount is in fact due and payable.

29.2  RIGHTS CUMULATIVE, WAIVERS

      The respective rights of the Security Trustee, the Fourth Issuer Secured Creditors and any Receiver are cumulative, and may be exercised as often as they consider appropriate and are in addition to their respective rights under the general law. The respective rights of the Security Trustee, the Fourth Issuer Secured Creditors and any Receiver in relation to this Deed (whether arising under this Deed or under the general law) shall not be capable of being waived or varied otherwise than by express waiver or variation in writing; and, in particular, any failure to exercise or any delay in exercising any such rights shall not operate as a variation or waiver of that or any other such right; any defective or partial exercise of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on their part or on their behalf shall in any way preclude them from exercising any such right or constitute a suspension or any variation of any such right.

29.3  INVALIDITY OF ANY PROVISION

      If any of the provisions of this Deed become invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

29.4  SEVERABILITY

      Any provision of this Deed which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Fourth Issuer hereby waives any provision of law but only to the extent permitted by law which renders any provision of this Deed prohibited or unenforceable in any respect.

29.5  COUNTERPARTS

      This Deed may be executed in any number of counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument provided, however, that this Deed shall have no force or effect until it is executed by the last party to execute the same and shall be deemed to have been executed and delivered in the place where such last party executed this Deed.

29.6  NEW INTERCOMPANY LOAN AGREEMENTS

      If Funding 1 enters into a New Intercompany Loan Agreement, then the parties hereto shall execute such documents and take such action as may be necessary or required by the Security Trustee for the purpose of including the New Issuer, any New Funding 1 Swap Provider, any New Start-Up Loan Provider or any other person who has executed an Accession Undertaking or any New Term Advance in the Transaction Documents.

29.7  VARIATION

      No variation of any provision(s) of this Deed shall be effective unless it is in writing and signed by (or by a person duly authorised by) each of the parties hereto.

29.8  EXCLUSION OF THIRD PARTY RIGHTS

      The parties to this Deed do not intend that any term of this Deed should be enforced, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Deed.

30.   CHOICE OF LAW

30.1  GOVERNING LAW

      This Deed is governed by, and shall be construed in accordance with English law.

30.2  SUBMISSION TO JURISDICTION

      Each party to this Deed hereby irrevocably submits to the non-exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Deed, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Deed hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are an inconvenient forum for the maintenance or hearing of such action or proceeding.

30.3  AGENT FOR PROCESS

      The U.S. Paying Agent shall at all times maintain an agent for service of process of any other documents in proceedings in England or any proceedings in connection with this Deed. Such agent shall be the Principal Paying Agent having its office at 5 Carmelite Street, London EC4Y 0PA (and by execution of this Deed, the Principal Paying Agent hereby accepts such appointment). Any writ judgment or other notice of legal process shall be sufficiently served on the Fourth Issuer if delivered to such agent at its address for the time being. The U.S. Paying Agent undertakes not to revoke the authority of the above agent and if, for any reason, the Security Trustee requests the U.S. Paying Agent to do so, it shall promptly appoint another such agent with an address in England and advise the Note Trustee, the Fourth Issuer Swap Providers, the Corporate Services Provider and the Security Trustee thereof. If following such a request the U.S. Paying Agent fails to appoint another agent the Security Trustee shall be entitled to appoint one on their behalf.

      The U.S. Paying Agent agrees that failure by a process agent to notify the U.S. Paying Agent of the process will not invalidate the proceedings concerned.

IN WITNESS WHEREOF the parties hereto have caused this Deed to be duly executed and delivered as a deed the day and year first before written.

                                  SIGNATORIES


THE FOURTH ISSUER

EXECUTED as a DEED by                              )
PERMANENT FINANCING (NO. 4) PLC                    )
acting by director                                 )
and director/secretary                             )



THE SECURITY TRUSTEE

EXECUTED as a DEED by                              )

THE BANK OF NEW YORK                               )
in its capacity as Security Trustee                )
acting by its authorised signatory                 )

Authorised Signatory:



THE NOTE TRUSTEE

EXECUTED as a DEED by                              )

THE BANK OF NEW YORK                               )
in its capacity as Note Trustee                    )
acting by its authorised signatory                 )

Authorised Signatory:



AGENT BANK, PRINCIPAL PAYING AGENT, REGISTRAR AND TRANSFER AGENT

EXECUTED as a DEED on behalf of
CITIBANK, N.A., a company incorporated in          )
the United States of America,                      )
in its capacities as Agent Bank, Principal         )
Paying Agent, Registrar and Transfer Agent,        )
by                                                 )

being a person who, in accordance with the laws of that territory, is acting under the authority of the company

THIRD ISSUER CASH MANAGER

EXECUTED as a DEED by                              )
HALIFAX PLC                                        )
in its capacity as Third Issuer Cash Manager       )
acting by its attorney                             )
in the presence of                                 )

Witness's Signature:

Name:

Address:



FOURTH ISSUER ACCOUNT BANK

EXECUTED as a DEED by                              )
THE GOVERNOR AND COMPANY OF                        )
THE BANK OF SCOTLAND                               )
in its capacity as Account Bank                    )
acting by two directors/a director                 )
and the secretary                                  )

Director

Director/Secretary



U.S. PAYING AGENT

EXECUTED as a DEED by                              )
CITIBANK, N.A., NEW YORK BRANCH                    )
a company incorporated in                          )
the United States of America,                      )
in its capacity as U.S. Paying Agent               )
by                                                 )

being a person who, in accordance with the laws of that territory, is acting under the authority of the company

SERIES 1 FOURTH ISSUER SWAP PROVIDER

EXECUTED as a DEED by                              )
CREDIT SUISSE FIRST BOSTON                         )
INTERNATIONAL                                      )
in its capacity as Series 1 Fourth Issuer          )
Currency Swap Provider                             )
acting by its attorney                             )
in the presence of:                                )

Witness's Signature:

Name:

Address:



SERIES 2 FOURTH ISSUER SWAP PROVIDER

EXECUTED as a DEED by                              )
CREDIT SUISSE FIRST BOSTON                         )
INTERNATIONAL                                      )
in its capacity                                    )
as Series 2 Fourth Issuer                          )
Swap Provider                                      )
acting by its attorney                             )
in the presence of:                                )

Witness's Signature:

Name:

Address:




SERIES 3 FOURTH ISSUER SWAP PROVIDER

EXECUTED as a DEED by                              )
BANQUE AIG, LONDON BRANCH                          )
in its capacity                                    )
AS SERIES 3 FOURTH ISSUER SWAP PROVIDER            )
acting by its attorney                             )
in the presence of:                                )

Witness's Signature:

Name:

Address:

SERIES 4 FOURTH ISSUER SWAP PROVIDER

EXECUTED as a DEED by                              )
JPMORGAN CHASE BANK                                )
in its capacity as                                 )
SERIES 4 FOURTH ISSUER SWAP PROVIDER               )
acting by its attorney                             )
in the presence of:                                )

Witness's Signature:

Name:

Address:





SERIES 5 FOURTH ISSUER SWAP PROVIDER

EXECUTED as a DEED by                              )
BANQUE AIG, LONDON BRANCH                          )
in its capacity as                                 )
SERIES 5 FOURTH ISSUER SWAP PROVIDER               )
acting by its attorney                             )
in the presence of:                                )

Witness's Signature:

Name:

Address:





SERIES 5 CLASS A FOURTH ISSUER SWAP PROVIDER

EXECUTED as a DEED by                              )
HBOS TREASURY SERVICES PLC                         )
in its capacity as                                 )
SERIES 5 CLASS A FOURTH ISSUER SWAP PROVIDER       )
acting by two authorised signatories:              )





CORPORATE SERVICES PROVIDER

EXECUTED as a DEED by                              )
STRUCTURED FINANCE                                 )

MANAGEMENT LIMITED                                 )
in its capacity as                                 )
CORPORATE SERVICES PROVIDER                        )
acting by two directors/                           )
a director and the secretary                       )

                                  SCHEDULE 1

                               POWER OF ATTORNEY

THIS POWER OF ATTORNEY is made on [{circle}] by PERMANENT FINANCING (NO. 4) PLC (registered number 4907355) whose registered office is Blackwell House, Guildhall Yard, London EC2V 5AE (the PRINCIPAL).

WHEREAS:

(1) By virtue of a deed of charge (the FOURTH ISSUER DEED OF CHARGE) dated [{circle}] between, inter alia, the Principal, the Security Trustee, the Note Trustee, the Agent Bank, the Principal Paying Agent, the Registrar, the Transfer Agent, the Fourth Issuer Cash Manager, the Fourth Issuer Account Bank, the Corporate Services Provider and the Fourth Issuer Swap Providers (each as referred to therein) provision was made for the execution by the Principal of this Power of Attorney.

(2) Words and phrases in this Power of Attorney shall (save where expressed to the contrary) have the same meanings respectively as the words and phrases in the Fourth Issuer Deed of Charge.

NOW THIS POWER OF ATTORNEY WITNESSETH:

1. The Principal hereby irrevocably and by way of security for the performance of the covenants, conditions, obligations and undertakings on the part of the Principal contained in the Fourth Issuer Deed of Charge appoints The Bank of New York and any other person or persons for the time being the security trustee or security trustees of and under the Fourth Issuer Deed of Charge (the ATTORNEY) and any receiver (including any administrative receiver) and any manager (the RECEIVER) and/or administrator (the ADMINISTRATOR) appointed from time to time by the Attorney or on its behalf its true and lawful attorney for and in the Principal's name or otherwise jointly and severally to do any act matter or thing which the Attorney, Receiver or Administrator considers in each case bona fide necessary for the protection or preservation of the Attorney's interests and rights in and to the Fourth Issuer Charged Property or which ought to be done under the covenants, undertakings and provisions contained in the Fourth Issuer Deed of Charge on or at any time after the service of a Fourth Issuer Note Acceleration Notice or in any other circumstances where the Attorney has become entitled to take the steps referred to in Clauses 8.4 (Power of Sale) to 8.10 (Deficiency or Addition of Payment) (inclusive) of the Fourth Issuer Deed of Charge including (without limitation) any or all of the following:

      (a) to do every act or thing which the Attorney, Receiver or Administrator may deem to be necessary, proper or expedient for fully and effectually vesting, transferring or assigning the Fourth Issuer Security and/or the Fourth Issuer Charged Property or any part thereof and/or the Principal's estate, right, title, benefit and/or interest therein or thereto in or to the Attorney and its successors in title or other person or persons entitled to the benefit thereof in the same manner and as fully and effectually in all respects as the Principal could have done; and

      (b) the power by writing under its hand by an officer of the Attorney (including every Receiver appointed under the Fourth Issuer Deed of Charge) from time to time to appoint a substitute attorney (each a SUBSTITUTE) who shall have power to act on behalf of the Principal as if that Substitute shall have been originally appointed

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

             Attorney by this Power of Attorney and/or to revoke any such appointment at any time without assigning any reason therefor.

2. In favour of the Attorney, any Receiver and/or Administrator and/or Substitute, or a person dealing with any of them and the successors and assigns of such a person, all acts done and documents executed or signed by the Attorney, a Receiver, an Administrator or a Substitute in the purported exercise of any power conferred by this Power of Attorney shall for all purposes be valid and binding on the Principal and its successors and assigns.

3. The Principal irrevocably and unconditionally undertakes to indemnify the Attorney and each Receiver and/or Administrator and/or Substitute appointed from time to time by the Attorney and their respective estates against all actions, proceedings, claims, costs, expenses and liabilities of every description arising from the exercise, or the purported exercise, of any of the powers conferred by this Power of Attorney, save where the same arises as the result of the fraud, negligence or wilful default of the relevant Indemnified Party or its officers or employees.

4. The provisions of Clause 3 shall continue in force after the revocation or termination, howsoever arising, of this Power of Attorney.

5. The laws of England shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and each Receiver and/or Administrator and/or Substitute carried out or purported to be carried out under the terms hereof.

6. The Principal hereby agrees at all times hereafter to ratify and confirm whatsoever the said Attorney or its attorney or attorneys or any Receiver or Administrator or Substitute shall properly and lawfully do or cause to be done in and concerning the Security Trustee's Fourth Issuer Security and/or the Fourth Issuer Charged Property.

IN WITNESS WHEREOF this Power of Attorney has been executed and delivered as a deed by the Principal the day and year first before written.

EXECUTED as a DEED by                              )
PERMANENT FINANCING (NO. 4) PLC                    )
acting by director                                 )
and director/secretary                             )

                                  SCHEDULE 2

            FORM OF NOTICE OF ASSIGNMENT AND CONSENT TO ASSIGNMENT

                         FORM OF NOTICE OF ASSIGNMENT

From: Permanent Financing (No. 4) PLC (the FOURTH ISSUER)
      The Bank of New York (the SECURITY TRUSTEE)

To:   Credit Suisse First Boston (Europe) Limited
      Citigroup Global Markets Limited
      UBS Limited Bank A.G. London Branch
      (together, the MANAGERS)

      and

      Credit Suisse First Boston (Europe) Limited
      Citigroup Global Markets Limited
      UBS Securities LLC Inc.,
      Morgan Stanley & Co International Limited (together, the UNDERWRITERS)


                                                                     [{circle}]

Dear Sirs,

U.S.$1,500,000,000 SERIES 1 CLASS A ASSET BACKED FLOATING RATE NOTES DUE DECEMBER 2004
U.S.$50,000,000 SERIES 1 CLASS B ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 U.S.$55,000,000 SERIES 1 CLASS M ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 U.S.${circle} SERIES 1 CLASS C ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 U.S.$1,750,000,000 SERIES 2 CLASS A ASSET BACKED FLOATING RATE NOTES DUE MARCH 2009
U.S.$41,000,000 SERIES 2 CLASS B ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 U.S.$45,000,000 SERIES 2 CLASS M ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 U.S.$38,000,000 SERIES 2 CLASS C ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 U.S.$1,500,000,000 SERIES 3 CLASS A ASSET BACKED FLOATING RATE NOTES DUE [{circle}]
U.S.$35,000,000 SERIES 3 CLASS B ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 U.S.$38,000,000 SERIES 3 CLASS M ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 U.S.$32,000,000 SERIES 3 CLASS C ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 [E]1,000,000,000 SERIES 4 CLASS A1 ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042
{pound-sterling}600,000,000 SERIES 4 CLASS A2 ASSET BACKED FIXED-FLOATING RATE NOTES DUE JUNE 2042
[E]65,000,000 SERIES 4 CLASS B ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 [E]68,000,000 SERIES 4 CLASS M ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 [E]{circle} SERIES 4 CLASS C ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 [E]700,000,000 SERIES 5 CLASS A ASSET BACKED FIXED RATE NOTES DUE JUNE 2042 [E]17,000,000 SERIES 5 CLASS B ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 [E]18,000,000 SERIES 5 CLASS M ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 [E]15,000,000 SERIES 5 CLASS C ASSET BACKED FLOATING RATE NOTES DUE JUNE 2042 (the NOTES)

We hereby give you notice that by a deed of charge dated [{circle}] and made between the Fourth Issuer, the Security Trustee and others (the FOURTH ISSUER DEED OF CHARGE), the Fourth Issuer assigned to the Security Trustee, inter alia, all of its right, title, interest and benefit, present and future, in, to and under the underwriting agreement and the subscription agreement relating to the Notes both dated [{circle}] and made between, inter alios, the Fourth Issuer and the Underwriters or Managers (as appropriate) named therein (together the AGREEMENTS).

You are authorised and instructed henceforth to deal with the Security Trustee in relation to the Agreement without further reference to us.

This notice is irrevocable. Please acknowledge receipt of this notice to the Security Trustee by executing the attached Consent to Assignment.

Yours faithfully,

...........................................
For and on behalf of
PERMANENT FINANCING (NO. 4) PLC



...........................................
For and on behalf of
THE BANK OF NEW YORK

                             CONSENT TO ASSIGNMENT

From: Credit Suisse First Boston (Europe) Limited
      Citigroup Global Markets Limited
      UBS Limited
      Dresdner Bank A.G. London Branch
      (together, the MANAGERS)

      and

      Credit Suisse First Boston (Europe) Limited
      Citigroup Global Markets Limited
      UBS Securities LLC  J.P Morgan Securities Inc.,
      Morgan Stanley & Co International Limited
      (together, the UNDERWRITERS)




To:   The Bank of New York (the SECURITY TRUSTEE)
      Permanent Financing (No. 4) PLC (the FOURTH ISSUER)

                                                                    [{circle}]

Dear Sirs,

We hereby acknowledge receipt of the notice of assignment dated [{circle}] relating to the Fourth Issuer Deed of Charge dated [{circle}] between the Fourth Issuer, the Security Trustee and others as adequate notice of the assignment described therein.

We agree to deal only with Security Trustee in relation to the underwriting agreement and the subscription agreement dated, in each case, [{circle}] between the Fourth Issuer and the Underwriters or the Underwriters or Managers (as appropriate) named therein (together, the AGREEMENTS) without any reference to the Fourth Issuer.

We have not received from any other person any notice of assignment or charge of or any interest in the Agreement.

Yours faithfully,

...........................................

For and on behalf of
Credit Suisse First Boston (Europe) Limited on behalf of all of the Managers

...........................................

For and on behalf of
Credit Suisse First Boston (Europe) Limited on behalf of all of the Underwriters